UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

FS ENERGY AND POWER FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FS Energy and Power Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

January 18, 2018

Dear Fellow Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust (the “Company”), to be held on Monday, March 26, 2018 at 2:00 p.m., Eastern Time, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Special Meeting”).

At the Special Meeting, you will be asked to consider and vote on several matters that are important to the future of the Company. Firstly, you will be asked to consider and vote upon proposals that, if adopted, will effectively position the Company to pursue a future listing of the Company’s common shares on a national securities exchange (a “Listing”), if and when market conditions make it desirable to do so and it is otherwise in the Company’s best interest. These matters are detailed briefly below and are explained in more detail in the enclosed materials. I urge you to read these materials carefully.

The Company’s common shares have never been listed or traded on any securities exchange, such as the New York Stock Exchange or NASDAQ Stock Market. The Company’s board of trustees has considered whether the Company should list its common shares on a national securities exchange and has decided that a Listing is likely to be beneficial to the Company and its shareholders. Accordingly, the Company’s board of trustees is recommending certain corporate actions requiring your vote that will better position the Company to pursue a Listing if market conditions make it desirable to do so and it is otherwise in the Company’s best interest.

The Company plans to amend and restate its declaration of trust (“Declaration of Trust”) to reflect amendments described in the proxy statement, which will become effective upon a Listing and will serve to conform certain provisions in the Company’s Declaration of Trust more closely to provisions in the charters of other business development companies whose securities are listed and publicly traded on a national securities exchange. A copy of the proposed Fourth Amended and Restated Declaration of Trust (the “Fourth Declaration of Trust”) is attached as Exhibit A to the accompanying proxy statement. The Fourth Declaration of Trust is marked to show the changes made to the Company’s current Declaration of Trust and reflects the modifications proposed to be made by Listing Amendment Proposal 1 and Listing Amendment Proposal 2 (each as more fully described below) and certain other changes to the Declaration of Trust the board of trustees of the Company approved which will become effective upon a Listing.

At the Special Meeting, you will also be asked to vote upon a proposal to approve a new investment advisory and administrative services agreement (the “Investment Advisory Agreement Proposal”), by and between the Company and FS/EIG Advisor, LLC (the “Proposed Investment Advisory Agreement”) as well as a proposal to approve an amended and restated investment advisory agreement, by and between the Company and FS/EIG Advisor, LLC, which will become effective upon a Listing (the “Proposed Listing Investment Advisory Agreement”). Copies of the Proposed Investment Advisory Agreement and the Proposed Listing Investment Advisory Agreement are attached as Exhibit B and Exhibit C to the accompanying proxy statement. You are encouraged to read them in their entirety.

Your vote is very important! Your immediate response will help avoid potential delays.

The Notice of Special Meeting of Shareholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to:

(i) consider and vote upon the approval of a proposal to reflect in the Company’s amended and restated Declaration of Trust an amendment described in the proxy statement, which will become effective upon a Listing, to remove references to the NASAA Guidelines (as defined in the proxy statement), which amendment requires the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter for its approval;

(ii) consider and vote upon the approval of a proposal to reflect in the Company’s amended and restated Declaration of Trust additional amendments described in the proxy statement, which will become effective upon a Listing, to, among other things, (a) increase the vote required to effect changes to certain Declaration of Trust provisions to 80% of all the votes entitled to be cast on the matter and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to amend provisions of the Declaration of Trust relating to the composition of the board of trustees and the election of its members, which amendments require the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matters for their approval;

(iii) consider and vote upon the approval of the Proposed Investment Advisory Agreement, which requires the affirmative vote of shareholders holding a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) entitled to vote on the matter for its approval; and

(iv) consider and vote upon the approval of the Proposed Listing Investment Advisory Agreement, which will become effective upon a Listing, and which requires the affirmative vote of shareholders holding a majority of the Company’s outstanding voting securities (as defined in the 1940 Act) entitled to vote on the matter for its approval.

The Company’s board of trustees recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting.

It is important that your common shares be represented at the Special Meeting. If you are unable to attend the Special Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important.

Sincerely yours,

Michael C. Forman

Chairman, President and Chief Executive Officer

FS ENERGY AND POWER FUND

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 26, 2018

To the Shareholders of FS Energy and Power Fund:

NOTICE IS HEREBY GIVEN THAT the Special Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust (the “Company”), will be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on Monday, March 26, 2018 at 2:00 p.m., Eastern Time (the “Special Meeting”), for the following purpose:

1.	To consider and vote upon the approval of a proposal which will amend and restate the Company’s declaration of trust (the “Declaration of Trust”) to reflect an amendment described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding common shares on a national securities exchange, to remove references to the NASAA Guidelines (as defined in the proxy statement), which amendment requires the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter for its approval.

2.	To consider and vote upon the approval of a proposal to reflect in the Company’s amended and restated Declaration of Trust additional amendments described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding common shares on a national securities exchange, to, among other things, (a) increase the vote required to effect changes to certain Declaration of Trust provisions to 80% of all the votes entitled to be cast on the matter and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to amend provisions of the Declaration of Trust relating to the composition of the board of trustees and the election of its members, which amendments require the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matters for their approval.

3.	To consider and vote upon the approval of a new investment advisory and administrative services agreement, by and between the Company and FS/EIG Advisor, LLC, which requires the affirmative vote of Company shareholders holding a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) entitled to vote on the matter for its approval.

4.	To consider and vote upon the approval of an amended and restated investment advisory agreement, by and between the Company and FS/EIG Advisor, LLC, which will become effective upon a future listing of the Company’s outstanding common shares on a national securities exchange, and which requires the affirmative vote of Company shareholders holding a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) entitled to vote on the matter for its approval.

The Company’s board of trustees recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting.

The Company’s board of trustees has fixed the close of business on January 18, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

By Order of the Board of Trustees,

Stephen S. Sypherd

Vice President, Treasurer and Secretary

January 18, 2018

Important notice regarding the availability of proxy materials for the Special Meeting: The Company’s proxy statement, the Notice of Special Meeting of Shareholders and the proxy card are available at www.proxyvote.com. If you plan on attending the Special Meeting and voting your common shares in person, you will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at 844-358-7276 and select option 1.

Shareholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of trustees of the Company. You may authorize a proxy over the Internet or by telephone by following the instructions in the proxy card. You may execute the proxy card using the methods described in the proxy card. Authorizing a proxy is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

PAGE
INFORMATION ABOUT THE SPECIAL MEETING AND THE VOTE	1

FORWARD-LOOKING STATEMENTS	13

PROPOSAL 1: APPROVAL OF LISTING AMENDMENT PROPOSAL 1—REMOVAL OF CERTAIN REFERENCES TO NASAA GUIDELINES IN SECTION 4.6 OF THE EXISTING DECLARATION OF TRUST	15

Background	15
Principal Change	15
Conflicts Between NASAA Guidelines and Delaware Law	15
Summary of Specific Changes	16
Vote Required	16
Requirements for Implementation of Listing Amendment Proposal 1	16
Appraisal Rights	17

PROPOSAL 2: APPROVAL OF LISTING AMENDMENT PROPOSAL 2—REQUIREMENTS FOR APPROVAL OF CERTAIN AMENDMENTS TO THE EXISTING DECLARATION OF TRUST	18

Background	18
Principal Change	18
Provisions Regarding Amendments to Certain Provisions of the Declaration of Trust	18
Summary of Specific Changes	19
Vote Required	19
Requirements for Implementation of Listing Amendment Proposal 2	19
Appraisal Rights	19

PROPOSAL 3: APPROVAL OF INVESTMENT ADVISORY AGREEMENT PROPOSAL	20

Background	20
About the Current Advisor	21
About FS/EIG Advisor, LLC	22
About FS Investments	23
About EIG	23
Management of the Joint Advisor	23
Terms of the Proposed Investment Advisory Agreement	25
Board Consideration	27
Factors Considered by the Board	28
Vote Required	29
Requirements for Implementation of the Investment Advisory Agreement Proposal	30
Appraisal Rights	30

PROPOSAL 4: APPROVAL OF LISTING INVESTMENT ADVISORY AGREEMENT AMENDMENT PROPOSAL	31

Background	31
Overview of the Proposed Investment Advisory Agreement and the Proposed Listing Investment Advisory Agreement	34
Revisions to the Proposed Investment Advisory Agreement in the Proposed Listing Investment Advisory Agreement	35
Board Consideration	40
Factors Considered by the Board	40
Vote Required	42
Requirements for Implementation of the Listing Investment Advisory Agreement Amendment Proposal	42
Appraisal Rights	42

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	44

HOUSEHOLDING	46

INFORMATION INCORPORATED BY REFERENCE	46

SUBMISSION OF SHAREHOLDER PROPOSALS	47

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER AND SUB-ADMINISTRATOR	48

Exhibit A	A-1

Exhibit B	B-1

Exhibit C	C-1

i

FS ENERGY AND POWER FUND

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 26, 2018

INFORMATION ABOUT THE SPECIAL MEETING AND THE VOTE

The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the proposals and the voting procedures for the Special Meeting.

Why am I receiving these materials?

FS Energy and Power Fund, a Delaware statutory trust (the “Company”), is furnishing these materials in connection with the solicitation of proxies by the Company’s board of trustees (the “Board”), for use at the Special Meeting of Shareholders of the Company to be held at 2:00 p.m., Eastern Time, on March 26, 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Special Meeting”). This proxy statement and the accompanying materials are being mailed on or about January 25, 2018 to shareholders of record described below and are available at www.proxyvote.com.

What items will be considered and voted on at the Special Meeting?

At the Special Meeting, you will be asked to:

1.	approve an amendment and restatement of the Company’s Third Amended and Restated Declaration of Trust (the “Existing Declaration of Trust”) to reflect an amendment, which will become effective upon a Listing, to remove references to certain provisions required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”), which amendment requires the affirmative vote of the holders of Shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matters for its approval (“Listing Amendment Proposal 1”);

2.	approve additional amendments to the Company’s amended and restated Declaration of Trust (the “Fourth Declaration of Trust”), which will become effective upon a Listing, to, among other things, (a) increase the vote required to effect changes to certain Existing Declaration of Trust provisions to 80% of all the votes entitled to be cast on the matter, and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to amend provisions of the Fourth Declaration of Trust relating to the composition of the Board and the election of its members, which amendments require the affirmative vote of the holders of Shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matters for their approval (“Listing Amendment Proposal 2”);

3.	approve a new investment advisory and administrative services agreement (the “Proposed Investment Advisory Agreement”), by and between the Company and FS/EIG Advisor, LLC (the “Joint Advisor”), which requires the affirmative vote of Company shareholders holding a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) entitled to vote on the matter (the “Investment Advisory Agreement Proposal”) for its approval; and

4.	approve an amended and restated investment advisory agreement (the “Proposed Listing Investment Advisory Agreement”), by and between the Company and the Joint Advisor, which will become effective upon a Listing, and which requires the affirmative vote of Company shareholders holding a majority of the Company’s outstanding voting securities (as defined in the 1940 Act) entitled to vote on the matter (the “Listing Investment Advisory Agreement Amendment Proposal”) for its approval.

Even if approved by the Company’s shareholders, none of Listing Amendment Proposal 1, Listing Amendment Proposal 2 or the Listing Investment Advisory Agreement Amendment Proposal will be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of Listing Amendment Proposal 1, Listing Amendment Proposal 2 and/or the Listing Investment Advisory Agreement Amendment Proposal will remain valid indefinitely.

Why are changes to the Existing Declaration of Trust being proposed in connection with a Listing?

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Declaration of Trust in order to conform its terms to provisions in the charters of other business development companies whose securities are listed and publicly traded on a national securities exchange, which we refer to as “Listed BDCs”. We believe the Fourth Declaration of Trust is more appropriate for a Listed BDC. Among other things, the proposed amendments to the Existing Declaration of Trust would remove NASAA-mandated limitations because they impose an unnecessary administrative burden and expense on the Company, and would implement certain anti-takeover protections that we believe are appropriate for a Listed BDC.

We believe that the Existing Declaration of Trust’s provisions that reflect the NASAA Guidelines could impose an unnecessary administrative burden and expense on the Company arising from potential inconsistencies with Delaware law, the 1940 Act and the listing rules of the exchange on which the Company may list its shares, and were only included as a requirement of state regulators in connection with our continuous public offering that has now closed. As a result, we believe removing these provisions is appropriate and in the best interest of shareholders. If the proposed amendments to the Existing Declaration of Trust are not approved by the shareholders, the Board will make a determination as to whether it is in the best interest of the Company and its shareholders to pursue a Listing.

Is the complete text of the Fourth Declaration of Trust available for review by shareholders, and are there other proposed amendments to the Existing Declaration of Trust?

Yes. A copy of the proposed Fourth Declaration of Trust is attached as Exhibit A to this proxy statement and is marked to show the changes made to the Existing Declaration of Trust. The Fourth Declaration of Trust reflects the modifications proposed to be made by Listing Amendment Proposal 1 and Listing Amendment Proposal 2 and certain other changes in the Existing Declaration of Trust described below, which the Board approved and which will become effective upon a Listing. The proposed additional changes to the Existing Declaration of Trust, which will become effective upon a Listing, will serve to conform certain provisions in the Company’s Fourth Declaration of Trust more closely to provisions in the charters of other Listed BDCs. These amendments do not require a shareholder vote and have been approved by the Board. The summaries of the proposed amendments to the Existing Declaration of Trust set forth in this proxy statement are qualified by reference to the more complete information contained in the complete text of the copy of the proposed Fourth Declaration of Trust.

The following are changes in the Existing Declaration of Trust which do not require a shareholder vote, have been approved by the Board and will become effective upon a Listing:

•	Revisions to Section 4.1 to provide for a staggered Board.

•	Addition of new Section 4.7 providing that trustees may only be removed for cause.

•	Revisions to Section 5.1 to increase the number of authorized shares, remove the requirement that all shares be fully paid and non-assessable when issued and remove the NASAA Guidelines restriction on mandatory assessments against a shareholder beyond such shareholder’s subscription commitment.

•	Revisions to Sections 5.1, 5.2 and 5.3 to delete the NASAA Guidelines requirement that certain specified matters be approved by the independent trustees.

•	Deletion of former Section 5.5 removing the NASAA Guidelines provisions regarding limitations on the Company’s ability to make arrangements for deferred payments on account of the purchase price of the Company’s shares.

•	Addition of new Section 5.5 clarifying the Board’s ability to restrict a shareholder’s right to inspect the Company’s books and records upon a determination that such request has an improper purpose.

•	Deletion of former Section 5.6 regarding the Company’s investment adviser’s responsibilities relating to distributions and regarding limitations on the Board’s ability to authorize distributions.

•	Deletion of former Section 5.8 regarding the suitability of shareholders prior to a listing based on the NASAA Guidelines.

•	Deletion of former Section 6.4 regarding approval of certain Declaration of Trust amendments prior to a listing.

•	Revisions to Section 7.3 and the deletion of former Sections 7.4 and 7.6 to delete the NASAA Guidelines restrictions on exculpation and indemnification of, and advancement of expenses to, trustees, officers and the Company’s investment adviser and its affiliates.

•	Addition of new Section 7.5 to state that the provisions of Article VII are subject to any applicable limitations of the 1940 Act.

•	Deletion of former Article VIII to remove the NASAA Guidelines provisions regarding the supervision of, and payment of enumerated fees to the Company’s investment adviser and related provisions.

•	Deletion of former Article IX to remove the NASAA Guidelines provisions limiting the Company’s investment objectives.

•	Deletion of former Article X to remove the NASAA Guidelines provisions restricting certain transactions between the Company and its investment adviser, any trustee and their affiliates that may give rise to conflicts of interest.

•	Deletion of former Article XI to remove the NASAA Guidelines provisions regarding certain shareholder rights.

•	Deletion of former Article XII to remove the NASAA Guidelines provisions regarding limitations on roll-up transactions.

•	Conforming changes and other modifications of a ministerial nature that are necessary in light of the modifications proposed to be made in Listing Amendment Proposal 1 and Listing Amendment Proposal 2 and the other changes approved by the Board. These changes include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable or which need to be updated as well as the necessary re-numbering and lettering of remaining provisions.

If approved, how will the proposed amendments to the Existing Declaration of Trust be effected?

If approved by shareholders at the Special Meeting, the amendments described in Listing Amendment Proposal 1 and Listing Amendment Proposal 2 and reflected in the Fourth Declaration of Trust will be effected by the Board’s execution of the Fourth Declaration of Trust, and will become effective upon such execution. Even if neither of Listing Amendment Proposal 1 nor Listing Amendment Proposal 2 are approved by shareholders, the Company plans to amend the Existing Declaration of Trust as otherwise proposed in Exhibit A immediately prior to and only in connection with a Listing. Even if approved by the Company’s shareholders, neither of Listing Amendment Proposal 1 nor Listing Amendment Proposal 2 will be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of Listing Amendment Proposal 1 and/or Listing Amendment Proposal 2 will remain valid indefinitely.

What will happen if the Company’s shareholders approve the changes to the Existing Declaration of Trust but a Listing does not occur?

Even if approved by the Company’s shareholders, Listing Amendment Proposal 1 and Listing Amendment Proposal 2 (and the other changes to the Existing Declaration of Trust approved by the Board) will not be implemented if a Listing does not occur.

Why am I being asked to approve the Investment Advisory Agreement Proposal?

The Company currently receives investment advisory and administrative services from FS Investment Advisor, LLC (the “Current Advisor”), pursuant to the Investment Advisory and Administrative Services Agreement, dated April 28, 2011, as amended by the First Amendment to the Investment Advisory and Administrative Services Agreement, dated August 10, 2012, by and between the Company and the Current Advisor (the “Current Investment Advisory Agreement”). GSO Capital Partners, LP (“GSO”) acts as the Company’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement, dated April 28, 2011, by and between GSO and the Current Advisor (the “Investment Sub-Advisory Agreement”). As the Company announced on December 11, 2017, GSO intends to resign as the investment sub-adviser to the Company effective April 9, 2018 (the “GSO Resignation Date”), prior to the Company’s entry into the Proposed Investment Advisory Agreement, by and between the Company and the Joint Advisor. The Company desires to have EIG Asset Management, LLC (“EIG”) and its affiliates (together with EIG, “EIG Advisers”), along with the Current Advisor, jointly provide management, investment advisory and administrative services to the Company under the Proposed Investment Advisory Agreement.

In order to transition the Company’s advisory services, the Current Advisor, GSO and certain of their affiliates have entered into a Transition Agreement, dated December 10, 2017 (the “Transition Agreement”), which provides that GSO will continue to act as the investment sub-adviser to the Company through the GSO Resignation Date and will cooperate with the Current Advisor in implementing the transition of investment advisory services from GSO for the Company and several other business development companies. GSO has also agreed to restrictions on its ability to acquire the Shares (as defined below) and take certain other actions in respect of the Company. In addition, GSO has agreed (i) to vote the Shares beneficially owned by GSO, or over which GSO has voting control, in favor of the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal and (ii) not to transfer the Shares beneficially owned by GSO until after the approval of the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal. GSO will continue to receive fees under the Investment Sub-Advisory Agreement through the GSO Resignation Date. GSO will also receive an additional $582.5 million from FS Investments or one of its affiliates (but not, for the avoidance of doubt, the Company) as consideration for entering into the Transition Agreement and agreeing to certain obligations thereunder.

EIG, an affiliate of EIG Global Energy Partners, LLC, is a registered investment adviser that is one of the leading providers of institutional capital to the global energy industry. Accordingly, the Company desires to enter into a new investment advisory relationship with the Joint Advisor, which is a newly-formed adviser that will be jointly owned by affiliates of FS Investments (as defined below) and EIG. The Board, including a majority of the members of the Board who are not parties to the Proposed Investment Advisory Agreement or the Proposed Listing Investment Advisory Agreement, or “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of any such party (the “Independent Trustees”), has approved the Proposed Investment Advisory Agreement, and has deemed entry into such agreement to be in the best interest of the Company and its shareholders. The Board is seeking the approval by the shareholders of the Company of the Investment Advisory Agreement Proposal.

Subject to the satisfaction of the conditions described below, and as enumerated under “Requirements for Implementation of the Investment Advisory Agreement Proposal” within Proposal 3: Approval of Investment Advisory Agreement Proposal, the Company will enter into the Proposed Investment Advisory Agreement with the Joint Advisor effective upon the (i) approval by shareholders of the Investment Advisory Agreement Proposal and (ii) earlier to occur of (a) 60 days after approval by shareholders of the Investment Advisory Agreement Proposal and (b) receipt of an exemptive relief order, or an amendment to an existing exemptive relief order (in either case, the “Exemptive Relief”), from the United States Securities and Exchange Commission (the “SEC”), upon terms satisfactory to the Current Advisor and EIG to permit the Company to co-invest in privately negotiated investment transactions with accounts managed by EIG or its affiliates (collectively, the “Other EIG Accounts”). The formation of the Joint Advisor and the entry into the Proposed Investment Advisory Agreement are subject to the following conditions: (i) the Company’s base management fee has not been reduced below an annual rate of 1.75% of average weekly gross assets; (ii) the hurdle rate associated with the Company’s subordinated incentive fee on income has not been increased above 7.0%; (iii) the ordinary cash distributions payable to shareholders of record of the Company on a monthly basis have been reduced to $0.04166666 per share ($0.50 per share annualized) or less; and (iv) the Current Advisor and EIG Advisers have entered into a tax receivable agreement substantially in the form previously agreed to between such parties, unless, in the case of clauses (i), (ii) and (iii), approved by EIG Advisers in writing. The Company and the Current Advisor have agreed to terminate the Current Investment Advisory Agreement immediately prior to the Company’s entry into the Proposed Investment Advisory Agreement with the Joint Advisor.

Who is EIG?

EIG is a Delaware limited liability company, located at 1700 Pennsylvania Avenue NW, Suite 800, Washington DC 20006, registered as an investment adviser with the SEC under the Advisers Act. EIG is an indirect subsidiary of EIG Global Energy Partners, LLC (“EIG Partners”), an investment firm with substantial experience in private investments in energy and energy-related infrastructure projects on a global basis, which oversaw approximately $17.0 billion in assets under management as of September 30, 2017. During its 35-year history, EIG Partners has committed more than $24.3 billion in the energy sector through 321 portfolio investments in 36 countries on six continents.

EIG Advisers invests across the capital structure of energy, resource and related infrastructure companies, providing hybrid debt and structured equity, typically in connection with projects sponsored by large companies. EIG Advisers typically seeks to commit a minimum of $100 million to a project or company and has the capacity to commit $1 billion or more to a single transaction.

Why has the Current Advisor proposed to partner with EIG?

EIG Advisers prides itself on being a niche investor with a singular focus on energy and energy-related infrastructure with the experience and in-house technical expertise to invest across the entire capital structure and throughout the energy value chain on a global basis. EIG Advisers’ investors include many of the leading pension plans, insurance companies, endowments, foundations and sovereign wealth funds in the United States, Asia and Europe. EIG Advisers has offices and professionals in Washington, DC, Houston, Hong Kong, London, Sydney, Seoul and Rio de Janeiro. EIG Advisers has been an active investor in the energy market on a continuous basis since 1982.

EIG Advisers operates as a single investment team and all of its senior professionals have capital committed to its funds. Its senior team has over 440 years of investing experience primarily focused on energy and related infrastructure.

The Current Advisor and EIG Advisers believe that the experience, technical expertise, depth and continuity of EIG Advisers’ team are key differentiators for EIG Advisers relative to its competitors. The Current Advisor and EIG Advisers believe that EIG Advisers’ substantial in-house technical expertise and recognized brand name in the energy and infrastructure industry provide a competitive advantage in sourcing, analyzing and executing energy, resource and related infrastructure projects, as EIG Advisers is typically able to make independent evaluations of investment opportunities without significant reliance on third-party consultants.

What will happen if the Investment Advisory Agreement Proposal is approved?

If the shareholders of the Company approve the Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Proposed Investment Advisory Agreement.

What will happen if the Investment Advisory Agreement Proposal is not approved?

If the shareholders of the Company do not approve the Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the best interest of the Company and its shareholders, such as resubmitting the Investment Advisory Agreement Proposal for approval by the shareholders of the Company. GSO will resign as the Company’s investment sub-adviser effective as of the GSO Resignation Date regardless of whether the Investment Advisory Agreement Proposal is approved, and the Company would continue to receive its investment advisory services from the Current Advisor pursuant to the Current Investment Advisory Agreement. If requested by the Current Advisor at least 30 days prior to the GSO Resignation Date, GSO will execute a consulting agreement to provide limited services to the Company until no later than June 30, 2018.

In addition, the Current Advisor and EIG have entered into a master agreement setting out the terms of the relationship between the Current Advisor and EIG (the “Master Agreement”). Also, a broker-dealer directly or indirectly affiliated with EIG (“EIG Broker”) has entered into an origination agreement (the “Origination Agreement”) and a servicing agreement (the “Servicing Agreement”) with the Current Advisor, pursuant to which, among other things, EIG Broker will, respectively, bring potential investment opportunities to the attention of the Current Advisor and provide administrative assistance to the Current Advisor with respect to Company investments. The Origination Agreement and the Servicing Agreement will terminate on the effective date of the Proposed Investment Advisory Agreement.

Will the base management fee and the incentive fee that the Company pays under the Current Investment Advisory Agreement change under the Proposed Investment Advisory Agreement?

While the Current Investment Advisory Agreement provides that the base management fee is 2.00%, effective January 1, 2018, the Current Advisor contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of the Company’s average gross assets. The base management fee will be reduced from 2.00% under the Current Investment Advisory Agreement to 1.75% under the Proposed Investment Advisory Agreement. Also, the base management fee in the Proposed Investment Advisory Agreement will be calculated on the average weekly gross assets during the most recently completed calendar quarter, while the base management fee under the Current Investment Advisory Agreement is calculated based on the average gross assets of the Company at the end of its last two completed fiscal quarters. Upon a sharp increase or decrease in the value of the Company’s gross assets intra-quarter, this could proportionally increase or decrease the payments due to the Joint Advisor. Fluctuations in the value of the Company’s gross assets intra-quarter pose no greater risk under the Proposed Investment Advisory Agreement than under the Current Investment Advisory Agreement. The Company believes that the change in the calculation of the base management fee under the Proposed Investment Advisory Agreement does not create a financial incentive for the Joint Advisor to take more risks than under the Current Investment Advisory Agreement.

The incentive fee under the Proposed Investment Advisory Agreement will remain unchanged from the incentive fee under the Current Investment Advisory Agreement; however, the Current Advisor has contractually agreed to waive its right to collect the subordinated incentive fee on income for a period of twelve months, ending on December 31, 2018. If and when the Current Advisor ceases to be the investment advisor to the Company and the Joint Advisor becomes the investment advisor to the Company pursuant to the Proposed Investment Advisory Agreement, the Joint Advisor will contractually agree to waive its right to the collect the subordinated incentive fee on income for the remainder of such twelve month period, if any. See “Proposal 3—Terms of the Proposed Investment Advisory Agreement.”

Why am I being asked to approve the Listing Investment Advisory Agreement Amendment Proposal?

In connection with a Listing, the Company is proposing to amend and restate the Proposed Investment Advisory Agreement in order to conform its terms to provisions in the investment advisory agreements of other Listed BDCs.

Will the base management fee and the incentive fee that the Company pays under the Proposed Investment Advisory Agreement change under the Proposed Listing Investment Advisory Agreement?

The base management fee will be 1.75% of the average weekly gross assets of the Company under the Proposed Listing Investment Advisory Agreement, the same as proposed in the Proposed Investment Advisory Agreement.

Under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the hurdle rate used to calculate the subordinated incentive fee on income is 1.625% per quarter, and the catch-up feature begins at 2.031% per quarter. Under the Proposed Listing Investment Advisory Agreement, the hurdle rate will increase to 1.75% per quarter, and the catch-up feature will begin at 2.1875% per quarter. As a result of the increase of the hurdle rate, the payment by the Company of the subordinated incentive fee on income will be triggered at a higher threshold than under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement.

Under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the subordinated incentive fee on income is calculated on the basis of the Company’s adjusted capital. The terms of the Proposed Listing Investment Advisory Agreement will be calculated on the greater of (A) the Company’s net assets at the end of the most recently completed calendar quarter and (B) $9.00 multiplied by the number of common shares of the Company outstanding at the end of the most recently completed calendar quarter (the “Hurdle Amount”). As of September 30, 2017, the Hurdle Amount of approximately $4.0 billion was less than the Company’s quarterly average adjusted capital of approximately $4.3 billion, which would decrease the Company’s pre-incentive fee net investment income required to reach the adviser catch-up in the subordinated incentive fee on income. However, under both the Proposed Investment Advisory Agreement and the Proposed Listing Investment Advisory Agreement, the base management fees paid by the Company will be included as a reduction of income in the calculation of the subordinated incentive fee on income, which is consistent with the Current Investment Advisory Agreement.

Additionally, under the Proposed Listing Investment Advisory Agreement, the subordinated incentive fee on income will not be payable except to the extent that 20.0% of the cumulative increase in the net assets resulting from operations over the calendar quarter for which such fees are being calculated and the Lookback Period exceeds the cumulative incentive fees accrued and/or paid under the Proposed Listing Investment Advisory Agreement for the Lookback Period.

For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is an amount, if positive, equal to the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the calendar quarter for which such fees are being calculated and the Lookback Period. The “Lookback Period” shall mean each calendar quarter completed after the effective date of the Proposed Listing Investment Advisory Agreement, and, after the third anniversary of the effective date of the Proposed Listing Investment Advisory Agreement, the twelve preceding calendar quarters.

The cumulative threshold for the incentive fee on capital gains (the “Cumulative Threshold”) will reset in the Proposed Listing Investment Advisory Agreement, with respect to net realized capital gains/losses. As of September 30, 2017, the Company needed approximately $751 million of net realized capital gains in order for the Current Advisor to be eligible to receive the incentive fee on capital gains. As a result of this proposed reset of the Cumulative Threshold, the payment by the Company of the incentive fee on capital gains would be significantly more likely. The Cumulative Threshold for the incentive fee on capital gains also includes net unrealized depreciation of approximately $221 million as of September 30, 2017. That net unrealized depreciation amount will not be reset under the proposal.

For further detail on the incentive fee changes, see “Proposal 4—Revisions to the Proposed Investment Advisory Agreement in the Proposed Listing Investment Advisory Agreement.”

What will happen if the Company’s shareholders approve the Listing Investment Advisory Agreement Amendment Proposal but not the Investment Advisory Agreement Proposal?

If the Investment Advisory Agreement Proposal is not approved, the Listing Investment Advisory Agreement Amendment Proposal will effectively be invalidated and the Proposed Listing Investment Advisory Agreement will not be implemented by the Company.

What will happen if the Company’s shareholders approve the changes to the Listing Investment Advisory Agreement Amendment Proposal but a Listing does not occur?

Even if approved by the Company’s shareholders, the Proposed Listing Investment Advisory Agreement will not be implemented if a Listing does not occur.

What will happen if the Listing Investment Advisory Agreement Amendment Proposal is not approved?

If the shareholders of the Company do not approve the Listing Investment Advisory Agreement Amendment Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the best interest of the Company and its shareholders. If the Investment Advisory Agreement Proposal is approved but the Listing Investment Advisory Agreement Amendment Proposal is not approved, the Company intends to enter into the Proposed Investment Advisory Agreement.

When does the Company expect a Listing to occur?

The Board has not set a definitive time frame for a Listing. If and when market conditions make it desirable to pursue a Listing and it is otherwise in the best interest of the Company and its shareholders, the Board may elect to do so. The Board does not intend to complete a Listing unless and until the Investment Advisory Agreement Proposal is approved by shareholders and the Company and the Joint Advisor have entered into the Proposed Investment Advisory Agreement.

Is shareholder approval required for the Company to pursue a Listing?

No. The Board may elect to cause the Company to pursue a Listing without shareholder approval.

Will the composition of the Board change following entry into the Proposed Investment Advisory Agreement or a Listing?

Upon entry into the Proposed Investment Advisory Agreement, the Current Advisor and EIG have agreed that (i) EIG will be entitled to recommend the appointment of one “interested” trustee to the Board and the Current Advisor will be entitled to recommend the appointment of at least one “interested” trustee to the Board and (ii) upon the occurrence of certain events, EIG and the Current Advisor will be allocated the right to recommend the appointment of an equal number of “interested” trustees to the Board.

The composition of the Board following a Listing is not currently expected to change.

Will the officers change following entry into the Proposed Investment Advisory Agreement or a Listing?

The officers of the Company are not expected to change following entry into the Proposed Investment Advisory Agreement or a Listing.

How does the Board recommend voting on the proposals at the Special Meeting?

The Board recommends that you vote “FOR” each of the proposals to be considered and voted on at the Special Meeting.

What is the “Record Date” and what does it mean?

The record date for the Special Meeting is the close of business on January 18, 2018 (the “Record Date”). The Record Date is established by the Board, and only holders of record of the Company’s common shares of beneficial interest, par value $0.001 per share (the “Shares”), at the close of business on the Record Date are entitled to receive notice of the Special Meeting and vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 437,025,895 Shares outstanding.

How many votes do I have?

Each Share held by a holder of record as of the Record Date has one vote on each matter considered at the Special Meeting or any postponement or adjournment thereof.

Do I have any appraisal rights in connection with my Shares and the proposals contained herein?

Under Delaware law and the Company’s organizational documents, you will not be entitled to rights of appraisal with respect to the proposals contained herein. Accordingly, to the extent that you object to any of the proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Delaware law governing appraisal rights.

How do I vote?

You may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•	By mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 2:00 p.m., Eastern Time, on March 26, 2018.

•	In person: You may vote in person at the Special Meeting by a requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at 844-358-7276 and select option 1.

What if a shareholder does not specify a choice for a matter when authorizing a proxy?

All properly executed proxies representing Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the Shares will be voted “FOR” the approval of Listing Amendment Proposal 1, Listing Amendment Proposal 2, the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal.

How can I change my vote or revoke a proxy?

You may revoke your proxy and change your vote before the proxies are voted at the Special Meeting. If you have executed a proxy, you may revoke it with respect to any proposal by attending the Special Meeting and voting your Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the following address prior to the date of the Special Meeting: FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, Secretary.

If my Shares are held in a broker-controlled account by my broker, will my broker vote my Shares for me?

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your Shares only if you provide instructions on how you would like your Shares to be voted at the Special Meeting.

What constitutes a “quorum”?

Under the Company’s Existing Declaration of Trust and Second Amended and Restated Bylaws, one-third of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its Shares on its behalf with respect to any of the proposals included in this proxy statement, the Shares will not be treated as present for purposes of determining the presence of a quorum for transacting business at the Special Meeting. If a beneficial owner instructs its broker, bank or other institution or nominee holding its Shares on its behalf with respect to any or all of the proposals included in this proxy statement, the Shares will be treated as present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

In the event that a quorum is not present at the Special Meeting, the chairman of the Special Meeting shall have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the Record Date originally fixed for the Special Meeting without notice, other than the announcement at the Special Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Special Meeting, the chairman of the Special Meeting may adjourn the Special Meeting from time to time to a date not more than 120 days after the Record Date originally fixed for the Special Meeting without notice, other than announcement at the Special Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Special Meeting, such proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

What vote is required to approve each item?

Approval of Listing Amendment Proposal 1 and Listing Amendment Proposal 2. The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of each of Listing Amendment Proposal 1 and Listing Amendment Proposal 2. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of Listing Amendment Proposal 1 and Listing Amendment Proposal 2. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. The Company does not expect any broker non-votes at the Special Meeting, as there are no routine proposals to be considered by shareholders at the Special Meeting. Approval of Listing Amendment Proposal 1 and Listing Amendment Proposal 2 are not contingent upon approval of each other. Even if approved by the Company’s shareholders, Listing Amendment Proposal 1 and Listing Amendment Proposal 2 will not be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of Listing Amendment Proposal 1 and/or Listing Amendment Proposal 2 will remain valid indefinitely.

Approval of Investment Advisory Agreement Proposal and Listing Investment Advisory Agreement Amendment Proposal. The affirmative vote by the shareholders of the Company holding a majority of the Company’s outstanding voting securities entitled to vote on such matters is necessary for approval of the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal. For purposes of the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal, the 1940 Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the company are present at the Special Meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal. The Company does not expect any broker non-votes at the Special Meeting, as there are no routine proposals to be considered by shareholders at the Special Meeting. Even if approved by the Company’s shareholders, the Listing Investment Advisory Agreement Amendment Proposal will not be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of the Listing Investment Advisory Agreement Amendment Proposal will remain valid indefinitely.

How will the final voting results be announced?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days after the date of the Special Meeting.

Will you incur expenses in soliciting proxies?

The Current Advisor and EIG, as participants in the solicitation of the approvals sought pursuant to this proxy statement, will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card. The Current Advisor has retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $395,000, plus out-of-pocket expenses.

The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Current Advisor and EIG will reimburse such persons for their reasonable expenses in so doing. In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by trustees, officers or regular employees of the Company and its affiliates (without special compensation therefor), as applicable.

Are the proxy materials available electronically?

In accordance with regulations promulgated by the SEC, the Company has made this proxy statement, the Notice of Special Meeting of Shareholders and the proxy card available to shareholders on the Internet.

Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “How do I Vote,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This proxy statement, the Notice of Special Meeting of Shareholders and the proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of special meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials.

What does it mean if I receive more than one proxy card?

Some of your Shares may be registered differently or held in a different account. You should authorize a proxy to vote the Shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your Shares are voted. If you hold your Shares in registered form and wish to combine your shareholder accounts in the future, you should call us at (877) 628-8575. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a shareholder.

Will my vote make a difference?

Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting shareholder votes.

FORWARD-LOOKING STATEMENTS

This proxy statement may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements with regard to future events or the future performance or financial condition of the Company. The forward-looking statements contained in this proxy statement may include statements as to:

•	the Company’s future operating results;

•	the Company’s business prospects and the prospects of the companies in which the Company may invest;

•	the impact of the investments that the Company expects to make;

•	the ability of the Company’s portfolio companies to achieve their objectives;

•	the Company’s current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of the Company’s cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from the Company’s portfolio companies;

•	the Company’s contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Current Advisor, EIG, the Joint Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC, FS Global Advisor, LLC, FS Energy Advisor, LLC, FS Fund Advisor, LLC, FS Credit Income Advisor, LLC, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund, GSO, FS Energy Total Return Fund, FS Credit Income Fund, FS Series Trust or any of their affiliates;

•	the dependence of the Company’s future success on the general economy and its effect on the industries in which the Company may invest;

•	the Company’s use of financial leverage;

•	the Company’s ability to maintain its qualification as a regulated investment company and as a BDC;

•	the impact on the Company’s business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules and regulations issued thereunder;

•	the ability of the Current Advisor, EIG and the Joint Advisor to locate suitable investments for the Company and to monitor and administer the Company’s investments;

•	the ability of the Current Advisor, EIG and the Joint Advisor to attract and retain highly talented professionals;

•	the effect of changes to tax legislation and the Company’s tax position; and

•	the tax status of the enterprises in which the Company may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this proxy statement involve risks and uncertainties. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in the Company’s operating areas;

•	failure to obtain requisite shareholder approval for the proposals set forth in this proxy statement;

•	failure or inability to obtain the Exemptive Relief from the SEC; and

•	failure to consummate the transactions contemplated by the Master Agreement.

The Company has based the forward-looking statements included in this proxy statement on information available to the Company as of the date of this proxy statement. Except as required by the federal securities laws, the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Shareholders are advised to consult any additional disclosures that the Company may make directly to shareholders or through reports that the Company may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

PROPOSAL 1: APPROVAL OF LISTING AMENDMENT PROPOSAL 1—REMOVAL OF CERTAIN REFERENCES TO NASAA GUIDELINES IN SECTION 4.6 OF THE EXISTING DECLARATION OF TRUST

Background

On November 29, 2017, the Board considered certain matters in connection with a potential Listing, which, if completed, would provide liquidity to the Company’s shareholders. The Board may determine the time at which a Listing will take place, taking into consideration market conditions and other factors. In light of the potential for a Listing, the Company is proposing to amend and restate the Existing Declaration of Trust in order to conform it more closely to the charters of most other Listed BDCs.

While the Board has not set a definitive time frame for a Listing, the Company believes that seeking approval of these changes to the Existing Declaration of Trust, which will only go into effect if and immediately prior to a Listing, will avoid the cost and time delay of another shareholder vote prior to a Listing. Moreover, any market changes resulting during the delay associated with seeking another shareholder vote could adversely affect the Company’s ability to list the Shares at an optimal time.

Listing Amendment Proposal 1 to amend and restate the Existing Declaration of Trust will remove the limitations imposed by the NASAA Guidelines because they could impose an unnecessary administrative burden and expense on the Company, will no longer be required provided a Listing occurs, and could put the Company at a competitive disadvantage relative to its listed competitors whose charters do not contain these restrictions. The Board has approved the removal of most of the NASAA Guidelines language from the Existing Declaration of Trust, may remove the majority of such language without a shareholder vote, and intends to remove such language in connection with and conditioned upon a Listing. However, shareholders of the Company must consent to the removal of the NASAA Guidelines language from Section 4.6 of the Existing Declaration of Trust. The Company is proposing below to amend and restate the Existing Declaration of Trust in order to conform Section 4.6 of the Existing Declaration of Trust more closely to the charters of most other Listed BDCs.

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Amendment Proposal 1.

Principal Change

The following discussion summarizes the principal change the Company is asking its shareholders to approve in connection with Listing Amendment Proposal 1. This summary description is qualified by reference to the more complete information contained in the Fourth Declaration of Trust, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Special Meeting, the amendment described in Listing Amendment Proposal 1 and reflected in the Fourth Declaration of Trust will be effected by the Board’s execution of the Fourth Declaration of Trust, and will become effective upon such execution. Even if Listing Amendment Proposal 1 or Listing Amendment Proposal 2 are not approved by shareholders, the Company plans to amend the Existing Declaration of Trust as otherwise proposed in Exhibit A immediately prior to and only in connection with a Listing. Even if approved by the Company’s shareholders, Listing Amendment Proposal 1 will not be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of Listing Amendment Proposal 1 will remain valid indefinitely.

A copy of the proposed Fourth Declaration of Trust is attached as Exhibit A to this proxy statement and is marked to show the changes made to the Existing Declaration of Trust. The Fourth Declaration of Trust reflects the modifications proposed to be made by Listing Amendment Proposal 1 and Listing Amendment Proposal 2 and certain other changes to the Existing Declaration of Trust the Board approved which will become effective upon a Listing.

Conflicts Between NASAA Guidelines and Delaware Law

The Existing Declaration of Trust currently provides that at least two-thirds of all the votes entitled to be cast on the matter is necessary to, among other things, approve any amendments to Section 4.6 (relating to determinations by the Board) of the Existing Declaration of Trust. Section 4.6 of the Existing Declaration of Trust currently provides that the determination as to any conflict between Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq. (the “Statutory Trust Act”), the Delaware General Corporation Law (“DGCL”) and the provisions of the NASAA Guidelines made in good faith by or pursuant to the direction of the Board consistent with the Existing Declaration of Trust shall be final and conclusive and shall be binding upon the Company and its shareholders. Upon a Listing, the Company will no longer be required to comply with the NASAA Guidelines, and therefore the Company proposes to delete the references in Section 4.6 to the NASAA Guidelines to conform the Existing Declaration of Trust more closely to the charters of other Listed BDCs.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the Existing Declaration of Trust pursuant to Listing Amendment Proposal 1 if Listing Amendment Proposal 1 is approved by shareholders at the Special Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Fourth Declaration of Trust, changes that were approved by the Board and do not require a shareholder vote, or changes described as part of Listing Amendment Proposal 2. Please see the marked version of the Fourth Declaration of Trust attached as Exhibit A, which reflects all the proposed changes to the Existing Declaration of Trust.

•	The following revisions to Section 4.6 to remove references to the NASAA Guidelines from the enumerated items for which a determination by the Board is final, conclusive and binding:

i.	deletion of “any conflict between the Statutory Trust Act, the DGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines”; and

ii.	deletion of “and provided that to the extent the board of trustees determines that the Statutory Trust Act or the DGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, NASAA Omnibus Guidelines control to the extent any provisions of the Statutory Trust Act are not mandatory”.

•	In addition, the following deletion is being made from Section 4.6 to remove duplicative language: “the shares of any class of the Fund”.

Vote Required

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Amendment Proposal 1. You may vote for or against or abstain on Listing Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against Listing Amendment Proposal 1. Proxies received will be voted “FOR” the approval of Listing Amendment Proposal 1 unless shareholders designate otherwise. Approval of Listing Amendment Proposal 1 is not contingent upon approval of Listing Amendment Proposal 2.

Requirements for Implementation of Listing Amendment Proposal 1

The implementation of Listing Amendment Proposal 1 requires:

•	the affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date;

•	the Board’s execution of the Fourth Declaration of Trust; and

•	the occurrence of a Listing.

Appraisal Rights

Under Delaware law and the Existing Declaration of Trust, you will not be entitled to rights of appraisal with respect to Listing Amendment Proposal 1. Accordingly, to the extent that you object to Listing Amendment Proposal 1, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Delaware law governing appraisal rights.

THE BOARD RECOMMENDS A VOTE

“FOR” LISTING AMENDMENT PROPOSAL 1.

PROPOSAL 2: APPROVAL OF LISTING AMENDMENT PROPOSAL 2—REQUIREMENTS FOR APPROVAL OF CERTAIN AMENDMENTS TO THE EXISTING DECLARATION OF TRUST

Background

As discussed further above, in light of the Company’s potential Listing, the Company is proposing to amend and restate the Existing Declaration of Trust in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Existing Declaration of Trust in order to reflect the changes described in Listing Amendment Proposal 1, the Company is proposing to further amend the Existing Declaration of Trust in order to conform Section 6.2 of the Existing Declaration of Trust more closely to the charters of most other Listed BDCs.

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Amendment Proposal 2.

Principal Change

The following discussion summarizes the principal change the Company is asking its shareholders to approve in connection with Listing Amendment Proposal 2. This summary description is qualified by reference to the more complete information contained in the Fourth Declaration of Trust, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Special Meeting, the amendment described in Listing Amendment Proposal 2 and reflected in the Fourth Declaration of Trust will be effected by the Board’s execution of the Fourth Declaration of Trust, and will become effective upon such execution. Even if Listing Amendment Proposal 1 or Listing Amendment Proposal 2 are not approved by shareholders, the Company plans to amend the Existing Declaration of Trust as otherwise proposed in Exhibit A immediately prior to and only in connection with a Listing. Even if approved by the Company’s shareholders, Listing Amendment Proposal 2 will not be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of Listing Amendment Proposal 2 will remain valid indefinitely.

A copy of the proposed Fourth Declaration of Trust is attached as Exhibit A to this proxy statement and is marked to show the changes made to the Existing Declaration of Trust. The Fourth Declaration of Trust reflects the modifications proposed to be made by Listing Amendment Proposal 1 and Listing Amendment Proposal 2 and certain other changes to the Existing Declaration of Trust the Board approved which will become effective upon a Listing.

Provisions Regarding Amendments to Certain Provisions of the Declaration of Trust

The Existing Declaration of Trust currently provides that two-thirds of all the votes entitled to be cast on the matter is necessary to, among other things, approve certain amendments to Article VI (relating to amendments of the Existing Declaration of Trust) and Article IV (relating to extraordinary actions and determinations by the Board).

The Fourth Declaration of Trust revises Section 6.2 to increase the vote required to effect the changes described in such Section 6.2 to 80% of all the votes entitled to be cast on the matter; provided that if any such change or action is first approved by two-thirds of the existing trustees (together with trustees approved by a majority of the existing trustees), then it will require approval only by a majority of votes entitled to be cast.

In addition, the Fourth Declaration of Trust revises Section 6.2 to require such increased shareholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect the liquidation or dissolution of the Company, any amendment to the Declaration of Trust to effect any such liquidation or dissolution and any amendment to Section 4.1 (relating to the number, term and election of trustees) or new Section 4.7 (relating to the removal of trustees).

As more fully discussed above, the Board, considering a proposed Listing and the related increased hostile takeover risks, believes the revisions to this provision are appropriate and will conform the Existing Declaration of Trust more closely to charters of other Listed BDCs. Further, the proposed revisions to Section 6.2 of the Existing Declaration of Trust, while protecting against hostile takeover actions, will allow the Company to take one of the specific actions described in such Section 6.2 if two-thirds of the Board believes such action is in the best interest of the Company and a majority of the shareholders have voted in favor of such action.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the Existing Declaration of Trust pursuant to Listing Amendment Proposal 2 if Listing Amendment Proposal 2 is approved by shareholders at the Special Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Existing Declaration of Trust, changes that were approved by the Board and do not require a shareholder vote, or changes described as part of Listing Amendment Proposal 1. Please see the marked version of the Fourth Declaration of Trust attached as Exhibit A, which reflects all the proposed changes to the Existing Declaration of Trust.

•	Revise Section 6.2 to increase the vote required to effect certain changes to the Fourth Declaration of Trust to 80% of all the votes entitled to be cast on the matter; provided that if any such change or action is first approved by two-thirds of the existing trustees (together with trustees approved by a majority of the existing trustees), then it will require approval only by a majority of votes entitled to be cast; and

•	revise Section 6.2 to require such increased shareholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect the liquidation or dissolution of the Company, any amendment to the Declaration of Trust to effect any such liquidation or dissolution and any amendment to Section 4.1 or new Section 4.7.

Vote Required

The affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Amendment Proposal 2. You may vote for or against or abstain on Listing Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against Listing Amendment Proposal 2. Proxies received will be voted “FOR” the approval of Listing Amendment Proposal 2 unless shareholders designate otherwise. Approval of Listing Amendment Proposal 2 is not contingent upon approval of Listing Amendment Proposal 1.

Requirements for Implementation of Listing Amendment Proposal 2

The implementation of Listing Amendment Proposal 2 requires:

•	the affirmative vote by the holders of Shares entitled to cast two-thirds of all the votes entitled to be cast as of the Record Date;

•	the Board’s execution of the Fourth Declaration of Trust; and

•	the occurrence of a Listing.

Appraisal Rights

Under Delaware law and the Existing Declaration of Trust, you will not be entitled to rights of appraisal with respect to Listing Amendment Proposal 2. Accordingly, to the extent that you object to Listing Amendment Proposal 2, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Delaware law governing appraisal rights.

THE BOARD RECOMMENDS A VOTE

“FOR” LISTING AMENDMENT PROPOSAL 2.

PROPOSAL 3: APPROVAL OF INVESTMENT ADVISORY AGREEMENT PROPOSAL

Background

The Company currently receives investment advisory and administrative services from the Current Advisor pursuant to the Current Investment Advisory Agreement. GSO acts as the Company’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement. As the Company announced on December 11, 2017, GSO intends to resign as the investment sub-adviser to the Company on the GSO Resignation Date, prior to the Company’s entry into the Proposed Investment Advisory Agreement. In order to transition the Company’s advisory services, the Current Advisor, GSO and certain of their affiliates have entered into the Transition Agreement, which provides that GSO will continue to act as the investment sub-adviser to the Company through the GSO Resignation Date and will cooperate with the Current Advisor in implementing the transition of investment advisory services from GSO for the Company and several other business development companies. GSO has also agreed to restrictions on its ability to acquire the Shares and take certain other actions in respect of the Company. In addition, GSO has agreed (i) to vote the Shares beneficially owned by GSO, or over which GSO has voting control, in favor of the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal and (ii) not to transfer the Shares beneficially owned by GSO until after the approval of the Investment Advisory Agreement Proposal and the Listing Investment Advisory Agreement Amendment Proposal. GSO will continue to receive fees under the Investment Sub-Advisory Agreement through the GSO Resignation Date. GSO will also receive an additional $582.5 million from FS Investments or one of its affiliates (but not, for the avoidance of doubt, the Company) as consideration for entering into the Transition Agreement and agreeing to certain obligations thereunder.

The Company desires to have EIG Advisers, along with the Current Advisor, jointly provide management, investment advisory and administrative services to the Company and accordingly, the Current Advisor has agreed to, among other things, form the Joint Advisor, which is a newly-formed adviser that will be jointly owned by the Current Advisor and EIG. EIG is a registered investment adviser that is one of the leading providers of institutional capital to the global energy industry. The Company desires to enter into the Proposed Investment Advisory Agreement with the Joint Advisor pursuant to which the Joint Advisor would provide certain advisory, administrative and/or investment sourcing services to the Company.

To effectuate this plan, the Company is seeking, as required by the 1940 Act, shareholder approval to enter into the Proposed Investment Advisory Agreement, which would replace the Current Investment Advisory Agreement and the Investment Sub-Advisory Agreement as described herein. If shareholders approve the Investment Advisory Agreement Proposal, the Joint Advisor would serve as investment adviser to the Company and provide investment advisory services comparable to those provided under the Current Investment Advisory Agreement.

The Board, including a majority of the Independent Trustees, approved the Proposed Investment Advisory Agreement, and has deemed entry into such agreement to be in the best interest of the Company and its shareholders, as described in the sections entitled “Board Consideration” and “Factors Considered by the Board” in this Proposal 3.

Subject to the satisfaction of the conditions described below, the Proposed Investment Advisory Agreement will become effective upon the (i) approval by shareholders of the Investment Advisory Agreement Proposal and (ii) earlier to occur of (a) 60 days after approval by shareholders of the Investment Advisory Agreement Proposal and (b) receipt of the Exemptive Relief from the SEC. The Company and the Current Advisor have agreed to terminate the Current Investment Advisory Agreement effective upon the effectiveness of the Proposed Investment Advisory Agreement. The formation of the Joint Advisor and the entry into the Proposed Investment Advisory Agreement are subject to the following conditions: (i) the Company’s base management fee has not been reduced below an annual rate of 1.75% of average weekly gross assets; (ii) the hurdle rate associated with the Company’s subordinated incentive fee on income has not been increased above 7.0%; (iii) the ordinary cash distributions payable to shareholders of record of the Company on a monthly basis have been reduced to $0.04166666 per share ($0.50 per share annualized) or less; and (iv) the Current Advisor and EIG Advisers have entered into a tax receivable agreement substantially in the form previously agreed to between such parties, unless, in the case of clauses (i), (ii) and (iii), approved by EIG Advisers in writing. The Company and the Current Advisor have agreed to terminate the Current Investment Advisory Agreement immediately prior to the Company’s entry into the Proposed Investment Advisory Agreement with the Joint Advisor.

If the shareholders of the Company do not approve the Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the best interest of the Company and its shareholders, such as resubmitting the Investment Advisory Agreement Proposal for approval by the shareholders of the Company. GSO will resign as the Company’s investment sub-adviser effective as of the GSO Resignation Date regardless of whether the Investment Advisory Agreement Proposal is approved, and the Company would continue to receive its investment advisory services from the Current Advisor pursuant to the Current Investment Advisory Agreement. If requested by the Current Advisor at least 30 days prior to the GSO Resignation Date, GSO will execute a consulting agreement to provide limited services to the Company until no later than June 30, 2018. In addition, the Current Advisor and EIG have entered into the Master Agreement. Also, EIG Broker has entered into the Origination Agreement and the Servicing Agreement with the Current Advisor, pursuant to which, among other things, EIG Broker will, respectively, bring potential investment opportunities to the attention of the Current Advisor and provide administrative assistance to the Current Advisor with respect to Company investments. The Origination Agreement and the Servicing Agreement will terminate on the effective date of the Proposed Investment Advisory Agreement.

Concurrently with seeking shareholder approval of the Proposed Investment Advisory Agreement, EIG is seeking the Exemptive Relief from the SEC that would permit the Company to co-invest in privately negotiated investment transactions with the Other EIG Accounts. The Current Advisor and EIG will use their reasonable best efforts to obtain the Exemptive Relief. The Current Advisor and EIG will work together to develop guidelines for allocating potential co-investment transactions among the Company and the Other EIG Accounts that are subject to the Exemptive Relief. EIG filed an application for the Exemptive Relief with the SEC on November 30, 2017 (the “Exemptive Filing Date”).

Prior to receiving the Exemptive Relief and consistent with the Company’s obligations under the various agreements in place with existing portfolio companies of the Company, the Company will have a right of first refusal on any investment that would constitute a follow-on investment under the terms of the Company’s and the Current Advisor’s existing co-investment relief order (other than (i) originated investments that were portfolio companies of both the Company and an Other EIG Account as of the date the Master Agreement was executed or (ii) investments in which any of the Other EIG Accounts were expected to invest). Prior to receiving the Exemptive Relief, the Company will also have a right of first refusal on any investment originated by EIG that does not meet the investment objectives and strategies of, or is otherwise not being considered for, any of the Other EIG Accounts.

If Exemptive Relief is granted by the SEC, the Company would be permitted to co-invest in privately negotiated investment transactions with the Other EIG Accounts, and the Company will no longer have the rights of first refusal described in the paragraph above.

There can be no assurance that the SEC will act expeditiously on the application or grant the requested Exemptive Relief. If the Exemptive Relief has not been received on or prior to the second anniversary of the Exemptive Filing Date, the Current Advisor may, in the five-business day period immediately following such second anniversary, elect to purchase all (but not less than all) of EIG’s interest in the Joint Advisor.

About the Current Advisor

The Current Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the

“Advisers Act”). The Current Advisor is a subsidiary of the Company’s affiliate, Franklin Square Holdings, L.P. (“FS Investments”), a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The Current Advisor is led by substantially the same personnel as the senior management teams of the investment advisers to certain other business development companies (“BDCs”), open and closed-end management investment companies and a real estate investment trust sponsored by FS Investments (the “FS Non-BDC Funds” and together with the BDCs sponsored by FS Investments, the “Fund Complex”).

Fees Paid in the Most Recent Fiscal Year. During the year ended December 31, 2017, the Company paid an aggregate of approximately $98.5 million in management and incentive fees to the Current Advisor pursuant to the Current Investment Advisory Agreement, approximately $3.9 million in administrative services expenses to the Current Advisor pursuant to the existing administration agreement between the Company and the Current Advisor, and approximately $2.9 million in expense recoupments to the Current Advisor pursuant to an expense reimbursement agreement. Because the management and incentive fees under the Current Investment Advisory Agreement are calculated and payable in arrears on either a quarterly or annual basis, as applicable, the aggregate amount paid to the Current Advisor by the Company during the year ended December 31, 2017 in respect of such fees is inclusive of the amounts accrued and payable to the Current Advisor as of December 31, 2016 and for the nine months ended September 30, 2017, but otherwise excludes amounts accrued and payable to the Current Advisor as of December 31, 2017. Other than the foregoing fees and expenses, no other material payments were made by the Company to the Current Advisor or any affiliated person of the Current Advisor in 2017.

About FS/EIG Advisor, LLC

The Joint Advisor will be a newly-formed Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112. Prior to the effectiveness of the Proposed Investment Advisory Agreement, the Joint Advisor will register as an investment adviser with the SEC under the Advisers Act. The Joint Advisor will be formed by the Current Advisor to serve as the Company’s investment adviser.

The Company’s chairman, president and chief executive officer, Michael C. Forman, will serve as the Joint Advisor’s chairman and chief executive officer. William C. Sonneborn, the President of EIG Partners, will serve as the Joint Advisor’s president.

The Joint Advisor’s senior management team has significant experience in private energy lending and private equity energy investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by FS Investments, EIG and their respective affiliates in the energy credit markets, and the depth of experience and disciplined investment approach of the Joint Advisor’s management team, will allow the Joint Advisor to successfully execute the Company’s investment strategies.

All investment decisions will require the unanimous approval of the Joint Advisor’s investment committee, which will initially be comprised of Michael Kelly, Brian Gerson, Sean Coleman, R. Blair Thomas, William C. Sonneborn and Randall S. Wade. The Board, including a majority of the Independent Trustees, will oversee and monitor the Company’s operations and performance, including the performance of the Joint Advisor, and will review and consider whether to periodically renew the Proposed Investment Advisory Agreement as required by the 1940 Act, considering, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor education and transparency.

FS Investments is headquartered in Philadelphia with offices in Orlando, FL and Washington, D.C. The firm had more than $20 billion in assets under management as of September 30, 2017.

About EIG

EIG is a Delaware limited liability company, located at 1700 Pennsylvania Avenue NW, Suite 800, Washington DC 20006, registered as an investment adviser with the SEC under the Advisers Act. EIG is an indirect subsidiary of EIG Partners, an investment firm with substantial experience in private investments in energy and energy-related infrastructure projects on a global basis, which oversaw approximately $17.0 billion in assets under management as of September 30, 2017. During its 35-year history, EIG Partners has committed more than $24.3 billion in the energy sector through 321 portfolio investments in 36 countries on six continents.

EIG Advisers invests across the capital structure of energy, resource and related infrastructure companies, providing hybrid debt and structured equity, typically in connection with projects sponsored by large companies. EIG Advisers typically seeks to commit a minimum of $100 million to a project or company and has the capacity to commit $1 billion or more to a single transaction.

EIG Advisers prides itself on being a niche investor with a singular focus on energy and energy-related infrastructure with the experience and in-house technical expertise to invest across the entire capital structure and throughout the energy value chain on a global basis. EIG Advisers’ investors include many of the leading pension plans, insurance companies, endowments, foundations and sovereign wealth funds in the United States, Asia and Europe. EIG Advisers has offices and professionals in Washington, DC, Houston, Hong Kong, London, Sydney, Seoul and Rio de Janeiro. EIG Advisers has been an active investor in the energy market on a continuous basis since 1982.

EIG Advisers operates as a single investment team and all of its senior professionals have capital committed to its funds. Its senior team has over 440 years of investing experience primarily focused on energy and related infrastructure.

The Current Advisor and EIG Advisers believe that the experience, technical expertise, depth and continuity of EIG Advisers’ team are key differentiators for EIG Advisers relative to its competitors. The Current Advisor and EIG Advisers believe that EIG Advisers’ substantial in-house technical expertise and recognized brand name in the energy and infrastructure industry provide a competitive advantage in sourcing, analyzing and executing energy, resource and related infrastructure projects, as EIG Advisers is typically able to make independent evaluations of investment opportunities without significant reliance on third-party consultants.

Management of the Joint Advisor

The management of the Company’s investment portfolio will be the responsibility of the Joint Advisor and its investment committee, which will initially be comprised of Michael Kelly, Brian Gerson, Sean Coleman, R. Blair Thomas, William C. Sonneborn and Randall S. Wade. A team of investment professionals consisting of personnel from FS Investments and EIG Advisers will perform services to the Company on behalf of the Joint Advisor. Below is biographical information relating to certain key personnel involved in rendering such services:

Michael Kelly serves as president and chief investment officer of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments as a member of FS Investments’ executive committee and serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function of FS Investments and its affiliated investment advisers. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was CEO of ORIX USA Asset Management, where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall

Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. He then helped build and lead the hedge fund firm FrontPoint Partners, where he first served as Chief Investment Officer and eventually Co-CEO.

Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Sean Coleman has served as a managing director of FS Investment Corporation since 2014. Mr. Coleman also serves as the chief credit officer of FS Investments and as a managing director of its affiliated investment advisers. Mr. Coleman also serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products.

Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

R. Blair Thomas. Mr. Thomas is Chief Executive Officer of EIG Partners, as well as Chairman of the Investment Committee and the Executive Committee. EIG Partners was formerly part of Trust Company of the West where Mr. Thomas was a Group Managing Director and a member of the Board of Directors of TCW Asset Management Company. Prior to joining EIG Partners in 1998, Mr. Thomas was a senior investment officer with the Inter-American Development Bank and a project finance attorney at the law firm of Brown & Wood in New York. Mr. Thomas also served as an advisor on energy and budget policy in the first Bush White House. Mr. Thomas received a B.A. from the University of Virginia, a J.D. from New York Law School and an LL.M. from Georgetown University Law Center. Mr. Thomas is a member of the Board of Directors of Prumo Logística and the Jefferson Scholars Foundation at the University of Virginia

William C. Sonneborn. Mr. Sonneborn is the President of EIG Partners and a member of the Investment and Executive Committees. Prior to joining EIG Partners, he was a partner of Kohlberg Kravis Roberts & Co. and a member of KKR’s Management Committee. Mr. Sonneborn served as CEO of KKR Asset Management (the public markets side of KKR) as well as CEO and Director of KKR Financial Corporation (NYSE: KFN), a publicly traded specialty finance firm. He also sat on the board of Nephila Capital, a $10 billion Bermuda-based hedge fund in which KKR purchased a stake in 2013. Prior to joining KKR, he was with The TCW Group, Inc., most recently as President and Chief Operating Officer. Previously, he worked at Goldman, Sachs & Co. in New York and Hong Kong, where he focused on mergers & acquisitions for financial institutions. Mr. Sonneborn graduated with honors from Georgetown University. He is involved with a variety of non-profit organizations, serving as a director or trustee of the Georgetown University Board of Regents, the Georgetown University McDonough School of Business, and the Lucile Packard Foundation for Children’s Health at Stanford University.

Randall S. Wade. Mr. Wade is the Chief Operating Officer for EIG Partners and a member of the Investment and Executive Committees. He has primary responsibility for the operations and administration of EIG Partners and its investment vehicles. Since joining EIG Partners in 1996, Mr. Wade has filled various roles including head of EIG Partner’s structured funds, investment principal with coverage responsibility for Australia and an analyst for oil and gas investments. Prior to joining EIG Partners, Mr. Wade was a Commercial Lending Officer for First Interstate Bank of Texas, where he was responsible for developing a middle-market loan portfolio. Mr. Wade received his B.A. in Economics and his B.B.A. in Finance from the University of Texas at Austin.

Terms of the Proposed Investment Advisory Agreement

The terms of the Proposed Investment Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser, the addition of a provision regarding investments to be made through special purpose vehicles, and the date of effectiveness. The description of the Proposed Investment Advisory Agreement that follows is a summary only and is qualified by reference to the more complete information contained in the copy of the form of Proposed Investment Advisory Agreement included in Exhibit B.

Duties. Subject to the overall supervision of the Board, the Joint Advisor will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the Proposed Investment Advisory Agreement, the Joint Advisor will:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

The duties to be provided under the Proposed Investment Advisory Agreement are substantially the same as those provided under the Current Investment Advisory Agreement.

Fees and Expenses. The Company will pay the Joint Advisor a fee for its services under the Proposed Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s shareholders.

The base management fee will be reduced from 2.00% under the Current Investment Advisory Agreement to 1.75% under the Proposed Investment Advisory Agreement. While the Current Investment Advisory Agreement provides that the base management fee is 2.00%, effective January 1, 2018, the Current Advisor contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of the Company’s average gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 6.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s Shares (including proceeds from its distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Company’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Company’s share repurchase program. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of the hurdle rate. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Proposed Investment Advisory Agreement). This fee will equal 20.0% of the Company’s “incentive fee capital gains.” “Incentive fee capital gains” are the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Proposed Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The amount and other terms of the incentive fee are the same under the Current Investment Advisory Agreement.

The incentive fee under the Proposed Investment Advisory Agreement will remain unchanged from the Current Investment Advisory Agreement; however, the Current Advisor has contractually agreed to waive its right to collect the subordinated incentive fee on income for a period of twelve months, ending on December 31, 2018. If and when the Current Advisor ceases to be the investment advisor to the Company and the Joint Advisor becomes the investment advisor to the Company pursuant to the Proposed Investment Advisory Agreement, the Joint Advisor will contractually agree to waive its right to the collect the subordinated incentive fee on income for the remainder of such twelve month period, if any.

All personnel of the Joint Advisor, when and to the extent engaged in providing services under the Proposed Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Joint Advisor or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Addition of Special Purpose Vehicle Provision. Section 1(c) of the Proposed Investment Advisory Agreement makes explicit the Joint Advisor’s authority, should it need to make investments on behalf of the

Company through a special purpose vehicle, to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the 1940 Act. For clarity, the Company believes that this provision should be added to the Proposed Investment Advisory Agreement and it is consistent with provisions in the investment advisory agreements of other BDCs.

Term and Termination. The Proposed Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act. The Proposed Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to the Joint Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company, or (ii) by the vote of the Independent Trustees, or (b) by the Joint Advisor to the Company. The Proposed Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Indemnification. The Proposed Investment Advisory Agreement provides that the Joint Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Joint Advisor) (collectively, the “Indemnified Parties”) will not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under the Proposed Investment Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Joint Advisor’s duties or obligations under the Proposed Investment Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Company’s declaration of trust, the laws of the State of Delaware or other applicable law, or the provisions of Section II.G of the NASAA Guidelines, as it may be amended from time to time.

Board Consideration

At a meeting of the Board held on November 29, 2017, the Board, including a majority of the Independent Trustees, approved the Proposed Investment Advisory Agreement as being in the best interest of the Company and its shareholders. The Board then directed that the Proposed Investment Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the Proposed Investment Advisory Agreement.

If shareholders of the Company do not approve the Investment Advisory Agreement Proposal, the Board will consider and evaluate its options to determine what alternatives are in the best interest of the Company and its shareholders.

Factors Considered by the Board

The Board, in approving and recommending shareholder approval of the Proposed Investment Advisory Agreement, considered information furnished and discussed at Board meetings and executive sessions with management and counsel, provided specifically in relation to the consideration of the approval of the Proposed

Investment Advisory Agreement in response to requests of the Independent Trustees and their independent legal counsel.

In its deliberations, the Board considered (i) a range of materials and information regarding the nature and quality of services to be provided by the Joint Advisor, (ii) the services provided by the Current Advisor and investment performance of the Company compared to relevant indices and peer funds, (iii) the performance of funds advised by EIG Advisers that are comparable in strategy to the Company, (iv) the proposed fees and expenses of the Company under the Proposed Investment Advisory Agreement compared to the Company’s current fees and the fees of peer funds with investment objectives and strategies similar to the Company, (v) the estimated profitability of the Joint Advisor under the Proposed Investment Advisory Agreement and (vi) the potential short-term disruption to the Company due to the resignation of GSO as investment sub-adviser and the importance of a seamless transition of the Company’s advisory services. The Board also considered information related to potential “fall out” or ancillary benefits that may be enjoyed by the Joint Advisor (and its affiliates) as a result of its relationship with the Company. In addition to evaluating, among other things, the written information provided by the Current Advisor and EIG Advisers regarding the terms of their relationship and anticipated operation of the Joint Advisor, the Board also considered the answers to questions posed by the Board to representatives of the Current Advisor and EIG Advisers at various meetings. Throughout the process, the Board took into account the historical investment advisory arrangements for the Company, the current sub advisor’s intended resignation, and information regarding alternative options for the Company, including other investment advisory arrangements. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Proposed Investment Advisory Agreement.

Based on their review, the Independent Trustees and the full Board concluded that it was in the best interest of the Company and its shareholders to approve the Proposed Investment Advisory Agreement. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In considering the proposed role and responsibilities of the Joint Advisor, and evaluating the nature, extent and quality of the services to be provided by the Joint Advisor, the Board reviewed information regarding the proposed operation of the Joint Advisor and its managerial, operational, compliance and investment advisory capabilities. The Board considered the experience and capabilities of key personnel of the Joint Advisor, including the personnel who will provide management, investment advisory and administrative services to the Company, and concluded that the Joint Advisor’s management team would be able to successfully execute the Company’s investment strategies. In this regard, the Board considered (i) its overall experience overseeing the Current Advisor’s operation of the Company to date, including the Current Advisor’s provision of investment advisory and administrative services, (ii) the Current Advisor’s investment of time and capital to develop additional resources to benefit the Joint Advisor and Company, (iii) the leading reputation and past performance of EIG Advisers as an advisor singularly focused on energy and energy-related infrastructure investing on a global basis, (iv) the significant experience, in-house technical expertise and disciplined investment approach of EIG Advisers team in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management, (v) the anticipated competitive advantage to the Company in sourcing, analyzing and executing energy, resource and related infrastructure investments, (vi) the general collaborative nature of the agreement between the Current Advisor and EIG Advisers with regard to the operation of the Joint Advisor, including the anticipated benefits to the Company of obtaining exemptive relief to co-invest with other clients of EIG Advisers, and (vii) the Company’s access to potential investment opportunities prior to the effective date of the Proposed Investment Advisory Agreement.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by the Joint Advisor to the Company, the expertise and capabilities of the Joint Advisor’s future personnel and the Current Advisor’s and EIG Advisers’ financial strength.

Investment Performance. The Board and Independent Trustees considered the Company’s historical investment performance as compared to the performance of relevant indices and comparable funds with similar structures, investment objectives and strategies, assets under management, portfolio mix and/or similar criteria. The Trustees noted the Current Advisor’s explanation regarding the Company’s performance and the relevance of the various benchmarks. The Board also considered the performance of funds and client accounts managed by EIG Advisers with investment objectives and strategies similar to those of the Company, and considered the Joint Advisor’s proposed strategies to seek favorable investment results for the Company’s portfolio going forward. The Board determined that the Joint Advisor’s significant investment advisory capabilities are highly desirable and are expected to benefit the Company.

Fees and Expenses. The Board reviewed the proposed management and incentive fees (together, the “Advisory Fees”) under the Proposed Investment Advisory Agreement as compared to the Current Investment Advisory Agreement and a peer group of investment companies that are comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees viewed favorably the proposed reduction in base management fee (initially via waiver and contractually under the Proposed Investment Advisory Agreement) and considered the change in calculation methodology. Although no change is proposed for the incentive fee, the Independent Trustees viewed favorably the contractual waiver of the Current Advisor’s and Joint Advisor’s rights to collect the subordinated incentive fee on income for a period of twelve months ending on December 31, 2018. The Independent Trustees also reviewed the Company’s proposed overall expenses compared to the peer group. Based on their review, the Independent Trustees concluded that the Advisory Fees under the Proposed Investment Advisory Agreement and anticipated overall expenses are reasonable in relation to the services to be rendered to the Company by the Joint Advisor.

Profitability and Economies of Scale. The Board reviewed estimated profitability information provided by the Current Advisor for the Joint Advisor under the Proposed Investment Advisory Agreement and the methodology for determining profitability. The Board considered the extent to which economies of scale might be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company shareholders. The Board considered the Current Advisor’s assertion that such economies are less likely to be significant given the Company’s structure and focus on investments requiring individual negotiation and monitoring, and also considered the commitment that the Current Advisor and Joint Advisor would monitor economies of scale on ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to the Joint Advisor and its affiliates from its relationships with the Company, including that the Joint Advisor may potentially benefit from the success of the Company, which could attract other business to the Joint Advisor and its affiliates.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Proposed Investment Advisory Agreement are fair and reasonable and that the approval of the Proposed Investment Advisory Agreement is in the best interest of the Company and its shareholders. The Board, including a majority of the Independent Trustees, unanimously approved the Proposed Investment Advisory Agreement and determined to submit the Proposed Investment Advisory Agreement to shareholders for approval.

Vote Required

The affirmative vote by shareholders of the Company holding a majority of the outstanding voting securities entitled to vote on the matter is necessary for approval of the Investment Advisory Agreement Proposal. For purposes of the Investment Advisory Agreement Proposal, the 1940 Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the company are present at the Special Meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company. Pursuant to Section 11.2 of the Existing Declaration of Trust, because this is a transaction between an affiliate of the Current Advisor, Shares owned by the Current Advisor, any trustee of the Company, or any of their Affiliates may not vote or consent on the Investment Advisory Agreement Proposal and such Shares will be excluded from the calculation of the outstanding voting securities entitled to vote on the matter. Approval of the Investment Advisory Agreement Proposal is not contingent upon approval of any other proposal herein or any other transaction.

You may vote for or against or abstain on the Investment Advisory Agreement Proposal. Abstentions and broker non-votes will have the same effect as votes against the Investment Advisory Agreement Proposal. Proxies received will be voted “FOR” the approval of the Investment Advisory Agreement Proposal unless shareholders designate otherwise.

Requirements for Implementation of the Investment Advisory Agreement Proposal

The implementation of the Investment Advisory Agreement Proposal requires:

•	the affirmative vote by shareholders of the Company holding “a majority of the outstanding voting securities” (i.e., as defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the company are present at the Special Meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company) entitled to vote on the matter;

•	the earlier to occur of (a) 60 days after approval by shareholders of the Investment Advisory Agreement Proposal and (b) receipt of the Exemptive Relief from the SEC;

•	satisfaction of the following conditions:

i.	the Company’s base management fee has not been reduced below an annual rate of 1.75% of average weekly gross assets;

ii.	the hurdle rate associated with the Company’s subordinated incentive fee on income has not been increased above 7.0%;

iii.	the ordinary cash distributions payable to shareholders of record of the Company on a monthly basis have been reduced to $0.04166666 per share ($0.50 per share annualized) or less; and

iv.	the Current Advisor and EIG Advisers have entered into a tax receivable agreement substantially in the form previously agreed to between such parties,

unless, in the case of conditions i., ii. and iii., approved by EIG Advisers in writing; and

•	the registration of the Joint Advisor as an investment adviser with the SEC under the Advisers Act.

Appraisal Rights

Under Delaware law and the Existing Declaration of Trust, you will not be entitled to rights of appraisal with respect to the Investment Advisory Agreement Proposal. Accordingly, to the extent that you object to the Investment Advisory Agreement Proposal, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Delaware law governing appraisal rights.

THE BOARD RECOMMENDS A VOTE “FOR” THE INVESTMENT ADVISORY AGREEMENT PROPOSAL.

PROPOSAL 4: APPROVAL OF LISTING INVESTMENT ADVISORY AGREEMENT AMENDMENT PROPOSAL

Background

The Company is seeking approval of a Proposed Listing Investment Advisory Agreement that, if approved by the Company’s shareholders, will replace the Proposed Investment Advisory Agreement upon a Listing. The material terms of the Proposed Listing Investment Advisory Agreement will be substantially the same as the Proposed Investment Advisory Agreement, except the Proposed Listing Investment Advisory Agreement would, among other things, (i) increase the hurdle rate (as described below); (ii) change the structure of the income incentive fee in a manner that would express the “hurdle rate” required for the Joint Advisor to earn, and be paid, the income incentive fee as the rate of return on the greater of (A) the value of the Company’s net assets at the end of the most recently completed calendar quarter and (B) $9.00 multiplied by the number of Shares outstanding at the end of the most recently completed calendar quarter, rather than the rate of return on “Adjusted Capital” (as defined below) (the “Hurdle Amendment”); (iii) reset the Cumulative Threshold for the incentive fee on capital gains, solely with respect to net realized capital gains/losses; (iv) implement the Lookback (as defined below) on the subordinated incentive fee on income; (v) remove all provisions related to administrative services provided by the Joint Advisor to the Company from the Proposed Investment Advisory Agreement so that such provisions could be included in a separate agreement relating only to such services; (vi) delete provisions required by the NASAA Guidelines; (vii) revise the percentages related to the incentive fee on income (the “Incentive Fee Amendment”); and (viii) revise the term and termination provisions of the Proposed Investment Advisory Agreement.

The Proposed Investment Advisory Agreement and the Proposed Listing Investment Advisory Agreement differ as set forth in the table here and described further below:

Proposed Investment Advisory Agreement	Proposed Listing Investment Advisory Agreement
1. Duties of the Joint Advisor

The Joint Advisor is appointed by the Company and accepts such appointment to act as an investment adviser to the Company.	The Joint Advisor is employed by the Company and accepts such employment to act as the investment adviser to the Company.

Subject to the supervision, direction and control of the Board, the Declaration of Trust and Bylaws and applicable law, the Joint Advisor shall perform, or cause to be performed, all administrative services in connection with the operation of the Company.	All such provisions are removed.

Until a Listing occurs, the Joint Advisor (i) shall, upon request by a state official or agency administering securities laws, submit to such official or agency reports and statements required to be distributed to shareholders under the agreement, the Company’s then-effective registration statement on Form N-2 and applicable law and (ii) acknowledges its fiduciary responsibilities to the Company.	All such provisions are removed.

2. Company’s Responsibilities and Expenses Payable by the Company and the Joint Advisor

The Joint Advisor will bear the costs of its personnel.	The Joint Advisor will bear the costs of its personnel.

The Company will bear all other costs and expenses of the Joint Advisor, other than certain enumerated expenses.	All such provisions are removed.

Proposed Investment Advisory Agreement	Proposed Listing Investment Advisory Agreement
3. Compensation of the Joint Advisor

The incentive fee payable to the Joint Advisor consists of (i) a subordinated incentive fee on pre-incentive fee net income of 20%, subject to a quarterly hurdle rate of 1.625% rate of return on Adjusted Capital and a catch-up feature on pre-incentive fee net income above the quarterly hurdle rate and below 2.03%, and (ii) an incentive fee on capital gains of 20%.	The incentive fee payable to the Joint Advisor consists of (i) a subordinated incentive fee on pre-incentive fee net income of 20%, subject to a quarterly hurdle rate of 1.75% rate of return on the Hurdle Amount and a catch-up feature on pre-incentive fee net income above the quarterly hurdle rate and below 2.1875%, and (ii) an incentive fee on capital gains of 20%.

“Adjusted Capital” means the cumulative gross proceeds generated from sales of the Company’s common shares reduced for distributions from non-liquidating dispositions of the Company’s investments paid to shareholders and amounts paid for share repurchases.	“Hurdle Amount” means the greater of (A) the value of the Company’s net assets at the end of the most recently completed calendar quarter and (B) $9.00 multiplied by the number of the Company’s common shares outstanding at the end of the most recently completed calendar quarter.

The subordinated incentive fee on pre-incentive fee net income will not be payable unless 20% of the cumulative net increase in net assets resulting from operations over the quarter for which such fee is being calculated and the Lookback Period exceeds the cumulative inventive fees accrued or paid for the Lookback Period. The “Lookback Period” means each calendar quarter completed after the effective date of the Proposed Listing Investment Advisory Agreement or (b) after the third anniversary of the Proposed Listing Investment Advisory Agreement, the twelve preceding calendar quarters.

4. Covenants of the Joint Advisor

Until a Listing occurs, the Joint Advisor will agree to comply with various covenants, including (i) preparing, filing and distributing to shareholders quarterly reports, annual reports and reimbursement reports, (ii) maintaining adequate reserves, (iii) reviewing accounts for purposes of cash distributions and (iv) making certain temporary investments.	All such covenants are removed.

5. Brokerage Commissions, Limitations on Front End Fees

Until a Listing occurs, fees payable for organizing the Company or acquiring assets for the Company will not exceed 15% of the gross offering proceeds, and the Joint Advisor will commit at least 82% of the gross offering proceeds towards the investment or reinvestment of assets and reserves.	All such limitations are removed.

8. Indemnification; Limitation of Liability

Indemnification is subject to the NASAA Guidelines.	Indemnification is not subject to the NASAA Guidelines.

Proposed Investment Advisory Agreement	Proposed Listing Investment Advisory Agreement
The Company will not provide indemnification unless all of the following conditions are met: (i) the indemnified party has determined, in good faith, that the course of conduct causing the indemnifiable loss was in the best interests of the Company, (ii) the indemnified party was acting on behalf of or performing services for the Company, (iii) the indemnifiable loss was not the result of negligence or misconduct by the indemnified party and (iv) such indemnification is recoverable only out of the Company’s assets and not from shareholders. Furthermore, there will be no indemnification for indemnifiable losses arising from or out of an alleged violation of securities laws unless one or more of the following conditions are met: (i) successful adjudication on the merits of each count involving alleged material securities law violations, (ii) such claims have been dismissed with prejudice on the merits or (iii) a court approves settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.	No indemnification will be provided in the event of willful misfeasance, bad faith or gross negligence in performance of duties or reckless disregard of duties and obligations under the Proposed Listing Investment Advisory Agreement.

The Company may advance funds to the indemnified party for legal expenses and costs incurred in legal actions for which indemnification is sought and will do so if: (i) the proceeding relates to acts or omissions with respect to performance of duties or services on behalf of the Company, (ii) the indemnified party provides the fund with written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met, (iii) the legal proceeding was initiated by a third party who is not a Company shareholder or, if by a Company shareholder acting in their capacity as such, a court approves such advancement and (iv) the indemnified party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, in cases in which such indemnified party is found not to be entitled to indemnification.	All such limitations are removed.

9. Duration and Termination of Agreement

The agreement may be terminated upon 60 days’ written notice (i) by the Company, upon the vote of a majority of the outstanding voting securities of the Company, (ii) by the vote of the Company’s independent trustees or (iii) by the Joint Advisor.	The agreement may be terminated upon 60 days’ written notice (i) by the vote of a majority of the outstanding voting securities of the Company, (ii) by the vote of the Board or (iii) by the Joint Advisor.

Proposed Investment Advisory Agreement	Proposed Listing Investment Advisory Agreement

Until a Listing occurs, the Joint Advisor will not, without the approval of the majority of shareholders and subject to certain exceptions, (i) amend the Proposed Investment Advisory Agreement except for amendments that do not adversely affect shareholder interests, (ii) voluntarily withdraw unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the shareholders, (iii) appoint a new adviser, (iv) sell all or substantially all of the Company’s assets outside of the ordinary course of business or (v) cause a merger or reorganization of the Company.	All such limitations are removed.

10. Conflicts of Interests and Prohibited Activities

Until a Listing occurs, the Joint Advisor (i) has no exclusive right or employment to sell assets for the Company, (ii) is subject to restrictions regarding rebates, kickbacks and reciprocal arrangements and (iii) covenants that it will not permit commingling of the Company’s funds with funds of any other entity.	All such limitations are removed.

11. Amendments

The Proposed Investment Advisory Agreement may be amended in writing by mutual consent of the parties thereto, subject to the provisions of the Investment Company Act and the Declaration of Trust.	The Proposed Listing Investment Advisory Agreement may be amended in writing by mutual consent of the parties thereto, provided that the consent of the Company is required to be obtained in conformity with the requirements of the Investment Company Act.

A copy of the Proposed Listing Investment Advisory Agreement is attached as Exhibit C to this proxy statement and is marked to show the changes against the Proposed Investment Advisory Agreement.

Even if approved by the Company’s shareholders, the Listing Investment Advisory Agreement Amendment Proposal will not be implemented unless and until a Listing occurs, but the Company expects that such approval by the Company’s shareholders of the Listing Investment Advisory Agreement Amendment Proposal will remain valid indefinitely. Also, if the Investment Advisory Agreement Proposal is not approved, the Listing Investment Advisory Agreement Amendment Proposal will effectively be invalidated and the Proposed Listing Investment Advisory Agreement will not be implemented by the Company.

Overview of the Proposed Investment Advisory Agreement and the Proposed Listing Investment Advisory Agreement

As described above in Proposal 3, the Company is seeking shareholder approval of the Investment Advisory Agreement Proposal. If shareholders approve the Investment Advisory Agreement Proposal, the Joint Advisor would serve as investment adviser to the Company pursuant to the Proposed Investment Advisory Agreement and provide investment advisory services comparable to those provided under the Current Investment Advisory Agreement. The description of the Proposed Investment Advisory Agreement in Proposal 3 is a summary only and is qualified by reference to the more complete information contained in the copy of the form of Proposed Investment Advisory Agreement included in Exhibit B.

After entry into the Proposed Investment Advisory Agreement, the Board may consider a Listing. In connection with a Listing, the Company is proposing to amend and restate the Proposed Investment Advisory Agreement in order to conform its terms to provisions in the investment advisory agreements of other Listed BDCs.

The terms of the Proposed Listing Investment Advisory Agreement are substantially similar to those of the Proposed Investment Advisory Agreement, except for the items listed above under the heading “Background”. If the Proposed Listing Investment Advisory Agreement becomes effective, the Joint Advisor would serve as investment adviser to the Company pursuant to the Proposed Listing Investment Advisory Agreement and provide investment advisory services comparable to those provided under the Proposed Investment Advisory Agreement. The description of the Proposed Listing Investment Advisory Agreement that is provided above is a summary only and is qualified by reference to the more complete information contained in the copy of the Proposed Listing Investment Advisory Agreement included in Exhibit C.

Revisions to the Proposed Investment Advisory Agreement in the Proposed Listing Investment Advisory Agreement

The Proposed Listing Investment Advisory Agreement is materially similar to the Proposed Investment Advisory Agreement, as described in Proposal 3, except for the proposed amendments detailed below.

Incentive Fee Changes

Proposed Revisions to Subordinated Incentive Fee on Income

Under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the “hurdle rate” used to calculate the subordinated incentive fee on income is 1.625% per quarter, and the catch-up feature begins at 2.031% per quarter. Under the Proposed Listing Investment Advisory Agreement, the “hurdle rate” will increase to 1.75% per quarter, and the catch-up feature will begin at 2.1875% per quarter. As a result of the increase in the hurdle rate, the payment by the Company of the subordinated incentive fee on income will be triggered at a higher threshold than under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement.

Under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the subordinated incentive fee on income is calculated on the basis of the Company’s “Adjusted Capital” (as defined below). The Hurdle Amendment in the Proposed Listing Investment Advisory Agreement will amend the structure of the subordinated incentive fee on income in a manner that would express the hurdle rate required for the Company’s investment adviser to earn, and be paid, the subordinated incentive fee on income as the rate of return on the greater of (A) the value of the Company’s net assets at the end of the most recently completed calendar quarter and (B) $9.00 multiplied by the number of Shares outstanding at the end of the most recently completed calendar quarter (the “Hurdle Amount”), rather than the rate of return on Adjusted Capital. The $9.00 per Share amount is based upon the net asset value per Share of the Company at its inception.

The applicable percentages related to the subordinated incentive fee on income, including the hurdle rate, would be amended by the Incentive Fee Amendment, as described below. Accordingly, if the Hurdle Amendment and the increase in the hurdle rate are approved, the subordinated incentive fee on income would be calculated and payable quarterly in arrears and equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to the increased hurdle rate, expressed as a rate of return on the Hurdle Amount, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%.

“Adjusted Capital” is defined in the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement to mean the cumulative gross proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Company’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Company’s share repurchase program. This provision was designed to work in connection with the Company’s former continuous public offering and its share repurchase program. Upon Listing, the Company would no longer conduct a share repurchase program. Therefore, upon Listing, the concept of “Adjusted Capital” will no longer be relevant to the Company. The Company believes that eliminating the use of “Adjusted Capital” for purposes of calculating the subordinated incentive fee on income is appropriate in connection with the potential Listing of the Company and is consistent with provisions in investment advisory agreements of other Listed BDCs.

As of September 30, 2017, the Hurdle Amount of approximately $4.0 billion was less than the Company’s quarterly average Adjusted Capital of approximately $4.3 billion, which would decrease the Company’s pre-incentive fee net investment income required to reach the adviser catch-up in the subordinated incentive fee on income. However, other Listed BDCs generally do not include an analogous concept to Adjusted Capital for purposes of calculating their income incentive fees and the Company believes the Hurdle Amendment provides an incentive fee structure under which the Company must achieve a higher applicable threshold in order for the Joint Advisor to earn the incentive fee as compared to the typical income incentive fee calculation for Listed BDCs and is therefore beneficial to shareholders.

Additionally, under the Proposed Listing Investment Advisory Agreement, and unlike the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the subordinated incentive fee on income will not be payable except to the extent that 20.0% of the cumulative increase in the net assets resulting from operations over the calendar quarter for which such fees are being calculated and the Lookback Period exceeds the cumulative incentive fees accrued and/or paid under the Proposed Listing Investment Advisory Agreement for the Lookback Period (the “Lookback”).

For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is an amount, if positive, equal to the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the calendar quarter for which such fees are being calculated and the Lookback Period. The “Lookback Period” shall mean each calendar quarter completed after the effective date of the Proposed Listing Investment Advisory Agreement, and, after the third anniversary of the effective date of the Proposed Listing Investment Advisory Agreement, the twelve preceding calendar quarters.

Effect of Proposed Revisions to Subordinated Incentive Fee on Income on Advisory Fees

Calculated under the terms of the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, during the three months ended March 31, 2017, the most recent quarterly period in which the Company accrued a subordinated income incentive fee on income, the Company accrued a subordinated incentive fee on income of approximately $10.50 million based upon the performance of its portfolio. Were the subordinated incentive fee on income for the three months ended March 31, 2017 (the most recent quarterly period in which a subordinated incentive fee on income was accrued) calculated under the terms of the Proposed Listing Investment Advisory Agreement, the amount of the subordinated incentive fee on income payable by the Company to the Current Advisor for such period would have decreased to approximately $10.36 million. No subordinated incentive fees on income have been accrued by the Company after March 31, 2017. Accordingly, for the fiscal year ended December 31, 2017, there would have been a minimal decrease in the amount of the subordinated incentive fee on income accrued by the Current Advisor if the Hurdle Amendment had been in effect during such period.

As of September 30, 2017, no amounts were payable to the Current Advisor in respect of the subordinated incentive fee on income.

Also, as of September 30, 2017, the Hurdle Amount of approximately $4.0 billion was less than the Company’s quarterly average adjusted capital of approximately $4.3 billion, which would decrease the

Company’s pre-incentive fee net investment income required to reach the adviser catch-up in the subordinated incentive fee on income. Additionally, the Lookback may limit any subordinated incentive fees on income payable at such time.

Proposed Revisions to the Incentive Fee on Capital Gains

The Cumulative Threshold for the incentive fee on capital gains will reset in the Proposed Listing Investment Advisory Agreement. As of September 30, 2017, the Company needed approximately $751 million of net realized capital gains in order to be eligible to receive the incentive fee on capital gains. As a result of this proposed reset of the Cumulative Threshold, the payment by the Company of the incentive fee on capital gains would be significantly more likely. The Cumulative Threshold for the incentive fee on capital gains also includes net unrealized depreciation of approximately $221 million as of September 30, 2017. That net unrealized depreciation amount will not be reset under the proposal.

Bifurcation of Advisory and Administrative Services

As noted above, the Proposed Investment Advisory Agreement would govern both the advisory services and the administrative services that the Joint Advisor would provide to the Company as the Current Investment Advisory Agreement currently does. The Proposed Listing Investment Advisory Agreement would remove all provisions relating to the provision of administrative services. At or about the same time as the Proposed Listing Investment Advisory Agreement becomes effective, the Company would enter into a new administration agreement with the Joint Advisor (the “Administration Agreement”) to provide the administrative services for which the Current Advisor is currently responsible under the Current Investment Advisory Agreement and the Joint Advisor would be responsible under the Proposed Investment Advisory Agreement. Substantially the same personnel of the Joint Advisor would provide substantially the same administrative services to the Company as they would provide under the Proposed Investment Advisory Agreement. This restructuring of the Proposed Investment Advisory Agreement into separate advisory and administration agreements will not result in any decreases in the nature or level of the advisory or administrative services provided to the Company under the Current Investment Advisory Agreement or the Proposed Investment Advisory Agreement and therefore will not result in any changes to the administrative services provided that would have a material impact on the rights of shareholders.

These revisions include the deletion of Section 1(d) of the Proposed Investment Advisory Agreement, which states that the Joint Advisor will provide administrative services, Sections 2(b) and 2(c) of the Proposed Investment Advisory Agreement, which address the expenses that are the responsibility of the Company and for which the Company may reimburse the Joint Advisor, and certain limitations imposed on the reimbursement of such expenses, and Section 2(d) of the Proposed Investment Advisory Agreement, which addresses the timing of reimbursements to the Joint Advisor. Each of these provisions would be addressed in the Administration Agreement. In Section 2(b) of the Proposed Investment Advisory Agreement, there is a limitation on expenses deemed “organization and offering expenses” under applicable regulation. These “organization and offering expenses” include expenses incurred for registration and the offering of securities to the public. Since, upon a Listing, the Company would not be involved in a continuous public offering of its securities, the Company would not incur any “organization and offering expenses” of the sort intended to be limited under the Proposed Investment Advisory Agreement. The Company believes that this limitation is no longer relevant and, therefore, the Proposed Listing Investment Advisory Agreement eliminates this limitation.

The purpose of these changes is to more clearly delineate the nature of payments made by the Company for various services, which may result in operational efficiencies for the Company and the Joint Advisor. Further, if and to the extent necessary, the Company will be able to make certain amendments to the Administration Agreement without seeking shareholder approval. Such flexibility will allow the Company to avoid the cost and time delay of seeking a shareholder vote prior to any such amendment.

Under the Administration Agreement, the Company would reimburse the Joint Advisor for administrative expenses it incurs in performing its obligations under the Administration Agreement, including providing administrative services, facilities, and personnel, as it does to the Current Advisor under the Current Advisory Agreement and as it would under the Proposed Investment Advisory Agreement. Because the Company would continue to reimburse administrative expenses, as it does under the Current Advisory Agreement and as it would under the Proposed Investment Advisory Agreement, and because, as noted above, the Company would not be impacted by the removal of the “organization and offering expense” limitation as it would not be incurring such expenses upon a Listing, there would be no change in the fees paid to the Joint Advisor as result of this amendment. However, because in the future amendments could be made to the Administration Agreement without shareholder approval, and because in the future the Company could engage in additional offerings of securities and therefore incur related expenses, it is possible that the overall fees (including reimbursements of administrative expenses) to be paid by the Company to the Joint Advisor under the Proposed Listing Investment Advisory Agreement and Administration Agreement could increase.

Deletion of Provisions Required by NASAA Guidelines

Limitations Only Applicable While the Company Is Not Listed

As described above, as a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include certain limitations imposed by the NASAA Guidelines in its governing documents. Like the Existing Declaration of Trust, the Current Investment Advisory Agreement includes certain NASAA-mandated limitations that govern the relationship between the Company and the Current Advisor and the Proposed Investment Advisory Agreement would include certain NASAA-mandated limitations that would govern the relationship between the Company and the Joint Advisor.

However, the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement provide that certain of such NASAA-mandated limitations shall apply for only so long as the Shares are not listed on a securities exchange, and if the Shares are listed on a national securities exchange, the Company would no longer be subject to the NASAA Guidelines. These provisions include Sections 1(i) and (j), Section 2(c), Sections 4(b)-(f), Section 5(b), Section 8(b), Section 9(d), and Section 10 of the Proposed Investment Advisory Agreement. Accordingly, if the Company effects a Listing, such NASAA-mandated limitations contained in the Proposed Investment Advisory Agreement will no longer have any effect. Therefore, for administrative ease and clarity, upon a Listing, the Company intends that the Proposed Listing Investment Advisory Agreement would delete all of the NASAA-mandated limitations that would no longer be in effect in accordance with the Proposed Investment Advisory Agreement.

In connection with the revisions to Section 8, upon the removal of Section 8(b) of the Proposed Investment Advisory Agreement, which places limitations on the indemnification of the Joint Advisor, provisions will be added to Section 8 to clarify, as required by the 1940 Act, that the Joint Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or gross negligence in the performance of the Joint Advisor’s duties or by reason of the reckless disregard of the Joint Advisor’s duties and obligations under the Proposed Listing Investment Advisory Agreement. In connection with the removal of Section 9(d) of the Proposed Investment Advisory Agreement, which, among other items, states when an amendment to the Current Advisory Agreement must be approved by the shareholders of the Company, a provision would be added in Section 11 of the Proposed Listing Investment Advisory Agreement to clarify that an amendment to the Proposed Listing Investment Advisory Agreement may only be made in conformity with the requirements of the 1940 Act related to approval by the Company of such amendment.

Other Limitations Required by NASAA Guidelines

Certain other provisions in the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement were originally included because of requirements of the NASAA Guidelines, although such provisions are not specifically referenced as applying for only so long as the Shares are not listed on a securities exchange. These provisions are not otherwise required by the 1940 Act. Accordingly, for administrative ease and clarity, upon a Listing, the Company intends that the Proposed Listing Investment Advisory Agreement would revise these provisions, as detailed below.

First, the Proposed Investment Advisory Agreement requires, in Section 9(b), the Company to obtain a vote of the majority of the outstanding voting securities of the Company or the vote of the majority of the Independent Trustees to terminate the Proposed Investment Advisory Agreement. With respect to approval by the Board, the 1940 Act requires only approval by a majority of the Board, and not the majority of the Independent Trustees. This limitation is imposed by the NASAA Guidelines. Therefore, under the Proposed Listing Investment Advisory Agreement, the Company may terminate the Proposed Listing Investment Advisory Agreement either by a vote of the majority of the outstanding voting securities of the Company or by a vote of the Board. The Company believes that this amendment complies with the provisions of the 1940 Act, and is similar to provisions in the investment advisory agreements of other Listed BDCs.

Second, Section 9(c) of the Proposed Investment Advisory Agreement governs the payments to and duties of the Joint Advisor upon termination of the Proposed Investment Advisory Agreement. Under Section 9(c)(i) of the Proposed Investment Advisory Agreement, the Joint Advisor is only entitled to receive payments under the Proposed Investment Advisory Agreement for services provided prior to termination, which must be paid by the Company within thirty days after the effective date of such termination. Under the Proposed Listing Investment Advisory Agreement, this provision would be deleted and a provision would be added to the end of Section 9(b) to clarify that, upon termination or expiration of the Proposed Listing Investment Advisory Agreement, the Joint Advisor would be entitled to receive any payments due through the date of termination or expiration of the Proposed Listing Investment Advisory Agreement, and that Section 8 will remain in full force and effect and apply to the Joint Advisor and its representatives as and to the extent applicable. The Company believes that these amendments, similar to the previously described amendments to Section 9(b), comply with the provisions of the 1940 Act and are similar to provisions in the investment advisory agreements of other Listed BDCs.

Revisions to the Term and Termination Provisions of the Proposed Listing Investment Advisory Agreement

After an initial two-year term, the Proposed Investment Advisory Agreement would be required to be re-approved at least annually by (i) the vote of the Board, or the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Independent Trustees. The Proposed Listing Investment Advisory Agreement will only become effective upon a Listing. The Proposed Listing Investment Advisory Agreement will be effective for the remainder of the then-current term of the Proposed Investment Advisory Agreement and then will be required to be re-approved at least annually as is required under the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement.

With respect to the termination provisions, the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement provide that each may be terminated by the Company upon 60 days’ written notice to the Current Advisor or Joint Advisor, as the case may be, either by the vote of a majority of the outstanding voting securities of the Company or by the vote of a majority of the Independent Trustees. With respect to the Company, the requirement to have a termination approved by the vote of a majority of the Independent Trustees is a requirement imposed by the NASAA Guidelines. Under the Proposed Listing Investment Advisory Agreement, the Proposed Listing Investment Advisory Agreement could be terminated upon 60 days’ written notice (i) by the vote of a majority of the outstanding voting securities, (ii) by the vote of the Board, or (iii) by the Joint Advisor. The Company believes that these amendments comply with the relevant provisions of the 1940 Act and are similar to provisions in the investment advisory agreements of other Listed BDCs.

Board Consideration

At a meeting of the Board held on November 29, 2017, the Board, including a majority of the Independent Trustees, approved the Proposed Listing Investment Advisory Agreement as being in the best interest of the Company and its shareholders. The Board then directed that the Proposed Listing Investment Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the Proposed Listing Investment Advisory Agreement. In determining to approve and recommend the Proposed Listing Investment Advisory Agreement, the Board recognized that the agreement will not be implemented unless a Listing occurs.

Factors Considered by the Board

The Board, in approving and recommending shareholder approval of the Proposed Listing Investment Advisory Agreement, considered information furnished and discussed at Board meetings and executive sessions with management and counsel, provided specifically in relation to the consideration of the approval of the Proposed Listing Investment Advisory Agreement in response to requests of the Independent Trustees and their independent legal counsel.

In its deliberations, the Board considered (i) a range of materials and information regarding the nature and quality of services to be provided by the Joint Advisor, (ii) the services provided by the Current Advisor and investment performance of the Company compared to relevant indices and peer funds, (iii) the performance of funds advised by EIG Advisers that are comparable in strategy to the Company, (iv) the proposed fees and expenses of the Company under the Proposed Listing Investment Advisory Agreement compared to the Company’s current fees, the fees payable under the Proposed Investment Advisory Agreement, and the fees of peer funds with investment objectives and strategies similar to the Company, (v) the estimated profitability of the Joint Advisor under the Proposed Listing Investment Advisory Agreement and (vi) the potential short-term disruption to the Company due to the resignation of GSO as investment sub-adviser and the importance of a seamless transition of the Company’s advisory services. The Board also considered information related to potential “fall out” or ancillary benefits that may be enjoyed by the Joint Advisor (and its affiliates) as a result of its relationship with the Company. In addition to evaluating, among other things, the written information provided by the Current Advisor and EIG Advisers regarding the terms of their relationship and anticipated operation of the Joint Advisor, the Board also considered the answers to questions posed by the Board to representatives of the Current Advisor and EIG Advisers at various meetings. Throughout the process, the Board took into account the historical investment advisory arrangements for the Company, the current sub advisor’s intended resignation, and information regarding alternative options for the Company, including other investment advisory arrangements. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Proposed Listing Investment Advisory Agreement.

Based on their review, the Independent Trustees and the full Board concluded that it was in the best interest of the Company and its shareholders to approve the Proposed Listing Investment Advisory Agreement. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In considering the proposed role and responsibilities of the Joint Advisor, and evaluating the nature, extent and quality of the services to be provided by the Joint Advisor, the Board reviewed information regarding the proposed operation of the Joint Advisor and its managerial, operational, compliance and investment advisory capabilities. The Board considered the experience and capabilities of key personnel of the Joint Advisor, including the personnel who will provide management, investment advisory and administrative services to the Company, and concluded that the Joint Advisor’s management team would be able to successfully execute the Company’s investment strategies. In this regard, the Board considered (i) its overall experience overseeing the Current Advisor’s operation of the Company to date, including the Current Advisor’s provision of investment advisory and administrative services, (ii) the Current Advisor’s investment of time and capital to develop additional resources to benefit the Joint Advisor and Company, (iii) the leading reputation and past performance of EIG Advisers as an advisor singularly focused on energy and energy-related infrastructure investing on a global basis, (iv) the significant experience, in-house technical expertise and disciplined investment approach of EIG Advisers team in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management, (v) the anticipated competitive advantage to the Company in sourcing, analyzing and executing energy, resource and related infrastructure investments, (vi) the general collaborative nature of the agreement between the Current Advisor and EIG Advisers with regard to the operation of the Joint Advisor, including the anticipated benefits to the Company of obtaining exemptive relief to co-invest with other clients of EIG Advisers, and (vii) the Company’s access to potential investment opportunities prior to the effective date of the Proposed Investment Advisory Agreement.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by the Joint Advisor to the Company, the expertise and capabilities of the Joint Advisor’s future personnel and the Current Advisor’s and EIG Advisers’ financial strength.

Investment Performance. The Board and Independent Trustees considered the Company’s historical investment performance as compared to the performance of relevant indices and comparable funds with similar structures, investment objectives and strategies, assets under management, portfolio mix and/or similar criteria. The Trustees noted the Current Advisor’s explanation regarding the Company’s performance and the relevance of the various benchmarks. The Board also considered the performance of funds and client accounts managed by EIG Advisers with investment objectives and strategies similar to those of the Company, and considered the Joint Advisor’s proposed strategies to seek favorable investment results for the Company’s portfolio going forward. The Board determined that the Joint Advisor’s significant investment advisory capabilities are highly desirable and are expected to benefit the Company.

Fees and Expenses. The Board reviewed the Advisory Fees under the Proposed Listing Investment Advisory Agreement as compared to the Current Investment Advisory Agreement, the Proposed Investment Advisory Agreement and a peer group of investment companies that are comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. As with the Proposed Investment Advisory Agreement, the Independent Trustees viewed favorably the proposed reduction in base management fee. The Independent Trustees acknowledged the need, because of the variable public share price following a Listing of the Company’s shares, to calculate the subordinated incentive fee on income based on the greater of net asset value of the Company or the Hurdle Amount rather than adjusted capital, and viewed that change as generally neutral to shareholders. The Independent Trustees noted that the net asset value of the Company and the Hurdle Amount could be lower than Adjusted Capital, potentially causing the Company to begin paying the income incentive fee at a lower net asset value, but acknowledged that this change would substantially align with the hurdle calculation of the Company’s listed peers. The Independent Trustees also considered the potential positive impact of the Lookback on limiting the subordinated incentive fee on income. The Independent Trustees also reviewed the proposed “reset” of the cumulative threshold for payment of the incentive fee on capital gains, which makes the payment by the Company of the incentive fee on capital gains significantly more likely, and considered the Current Advisor’s explanation that the change was commercially necessary in order to attract EIG Advisers as a joint venture partner to service the Company. The Independent Trustees also reviewed the Company’s proposed overall expenses compared to the peer group. Based on their review, the Independent Trustees concluded that the Advisory Fees under the Proposed Listing Investment Advisory Agreement and anticipated overall expenses are reasonable in relation to the services to be rendered to the Company by the Joint Advisor.

Profitability and Economies of Scale. The Board reviewed estimated profitability information provided by the Current Advisor for the Joint Advisor under the Proposed Listing Investment Advisory Agreement and the methodology for determining profitability. The Board considered the extent to which economies of scale might be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company shareholders. The Board considered the Current Advisor’s assertion that such economies are less likely to be significant given the Company’s structure and focus on investments requiring individual negotiation and monitoring, and also considered the commitment that the Current Advisor and Joint Advisor would monitor economies of scale on ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to the Joint Advisor and its affiliates from its relationships with the Company, including that the Joint Advisor may potentially benefit from the success of the Company, which could attract other business to the Joint Advisor and its affiliates.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Proposed Listing Investment Advisory Agreement are fair and reasonable and that the approval of the Proposed Listing Investment Advisory Agreement is in the best interest of the Company and its shareholders. The Board, including a majority of the Independent Trustees, unanimously approved the Proposed Listing Investment Advisory Agreement and determined to submit the Proposed Listing Investment Advisory Agreement to shareholders for approval.

Vote Required

The affirmative vote by shareholders of the Company holding a majority of the outstanding voting securities entitled to vote on the matter is necessary for approval of the Listing Investment Advisory Agreement Amendment Proposal. For purposes of the Listing Investment Advisory Agreement Amendment Proposal, the 1940 Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the company are present at the Special Meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company. Pursuant to Section 11.2 of the Existing Declaration of Trust, because this is a transaction between an affiliate of the Current Advisor, Shares owned by the Current Advisor, any trustee of the Company, or any of their Affiliates may not vote or consent on the Listing Investment Advisory Agreement Amendment Proposal and such Shares will be excluded from the calculation of the outstanding voting securities entitled to vote on the matter.

You may vote for or against or abstain on the Listing Investment Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes against the Listing Investment Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the approval of the Listing Investment Advisory Agreement Amendment Proposal unless shareholders designate otherwise.

Requirements for Implementation of the Listing Investment Advisory Agreement Amendment Proposal

The implementation of the Listing Investment Advisory Agreement Amendment Proposal requires:

•	the affirmative vote by shareholders of the Company holding “a majority of the outstanding voting securities” (i.e., as defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the company are present at the Special Meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company) entitled to vote on the matter;

•	the approval of the Investment Advisory Agreement Proposal; and

•	the occurrence of a Listing.

Appraisal Rights

Under Delaware law and the Existing Declaration of Trust, you will not be entitled to rights of appraisal with respect to the Listing Investment Advisory Agreement Amendment Proposal. Accordingly, to the extent that you object to the Listing Investment Advisory Agreement Amendment Proposal, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Delaware law governing appraisal rights.

THE BOARD RECOMMENDS A VOTE “FOR” THE

LISTING INVESTMENT ADVISORY AGREEMENT AMENDMENT PROPOSAL.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the Company’s trustees, executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and trustees as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

	Shares Beneficially Owned as of January 18, 2018
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage (%)(2)
Interested Trustees
Michael C. Forman(3)	406,491.11	*
David J. Adelman(4)	408,918.56	*
Thomas J. Gravina(5)	72,088.92	*
Michael J. Heller	110,103.26	*

Independent Trustees

Sidney R. Brown(6)	64,870.09	*
Gregory P. Chandler(7)	23,255.75	*
Richard I. Goldstein	43,992.79	*
Charles P. Pizzi	22,003.79	*
Richard W. Vague	141,137.32	*
R. Richard Williams	18,903.50	*

Executive Officers

Edward T. Gallivan, Jr.	4,297.78	*
Zachary Klehr	31,743.55	*
Stephen S. Sypherd(8)	7,340.88	*
James F. Volk	1,746.67	*

All Executive Officers and Trustees as a group (14 persons)	1,356,893.97	*

*	Less than one percent.
(1)	The address of each of the beneficial owners set forth above is c/o FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Based on a total of 437,025,895 Shares issued and outstanding on January 18, 2018.
(3)	Includes 112,222.22 Shares held through FB Capital Partners, L.P., a limited partnership of which Mr. Forman is the sole limited partner, 8,953.63 Shares held for the benefit of minor children in trust, 142,657.63 Shares held by FS Investments and 142,657.63 Shares held in trust.
(4)	Includes 11,222.22 Shares held in a joint account with spouse, 112,222.22 Shares held through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman, 142,816.48 Shares held through Darco Capital LP, a limited partnership controlled by Mr. Adelman and 142,657.63 Shares held by FS Investments.
(5)	Includes 43,413.40 Shares held in trust and 28,675.52 Shares held in a retirement account.
(6)	Includes 28,055.56 Shares held by NFI International, Ltd., a company of which Mr. Brown is a principal interest holder.

(7)	All Shares held in a 401(k) account.
(8)	Includes 1,902.10 Shares held in a joint account with spouse.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each trustee as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—ADV, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—T2, FS Energy Total Return Fund, FS Credit Real Estate Income Trust, Inc., FS Credit Income Fund and FS Multi-Strategy Alternatives Fund.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Trustees:
Michael C. Forman	Over $100,000	Over $100,000
David J. Adelman	Over $100,000	Over $100,000
Thomas J. Gravina	Over $100,000	Over $100,000
Michael J. Heller	Over $100,000	Over $100,000

Independent Trustees:
Sidney R. Brown	Over $100,000	Over $100,000
Gregory P. Chandler	Over $100,000	Over $100,000
Richard I. Goldstein	Over $100,000	Over $100,000
Charles P. Pizzi	Over $100,000	Over $100,000
Richard W. Vague	Over $100,000	Over $100,000
R. Richard Williams	Over $100,000	Over $100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of FS Investment Corporation beneficially owned by trustees, if applicable, is calculated by multiplying the closing price of its shares as reported on the New York Stock Exchange on January 18, 2018, times the number of shares beneficially owned. The dollar range of equity securities of the other funds in the Fund Complex, including the Company, is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

HOUSEHOLDING

The Company combines mailings for multiple shareholders going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (877) 628-8575 or by mail to FS Energy and Power Fund, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

INFORMATION INCORPORATED BY REFERENCE

Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified by reference to the more complete information contained in that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to “incorporate by reference” into this proxy statement documents the Company files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that the Company files with the SEC will update and supersede that information. The Company incorporates by reference the documents listed below and any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (filed on March 15, 2017);

•	Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017 (filed on May 12, 2017), June 30, 2017 (filed on August 10, 2017) and September 30, 2017 (filed on November 13, 2017);

•	Current Reports on Form 8-K filed with the SEC on January 3, 2017, February 1, 2017, April 25, 2017, May 1, 2017, June 1, 2017, June 5, 2017, June 13, 2017, June 14, 2017, July 3, 2017, September 5, 2017, December 11, 2017 and January 5, 2018;

•	Definitive Proxy Statement on Schedule 14A for the Company’s 2017 Annual Meeting (filed on April 28, 2017);

•	Definitive Additional Materials on Schedule 14A (filed on December 11, 2017); and

•	Definitive Additional Materials on Schedule 14A (filed on January 10, 2018).

Notwithstanding the foregoing, information furnished under Item 2.02 or 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

Shareholders may obtain a free copy of this proxy statement, as well as any filing incorporated by reference herein, without charge, at the SEC’s website (www.sec.gov). The Company will also furnish, without charge, a copy of this proxy statement, as well as any filing incorporated by reference herein, to any shareholder upon request. Requests should be directed to the Company at 844-358-7276 and select Option 1 or by mail to FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia Pennsylvania 19112.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company’s Second Amended and Restated Bylaws require the Company to hold an annual meeting of the shareholders for the election of trustees and the transaction of any business within the powers of the Company on a date and at a time set by the Board. The Company expects that the 2018 annual meeting of shareholders (the “2018 Annual Meeting”) will be held in June 2018, but the exact date, time, and location of such meeting have yet to be determined.

Pursuant to the Company’s Second Amended and Restated Bylaws, notices of intention to present proposals, including nomination of a trustee, at the 2018 Annual Meeting must be addressed to the Secretary of the Company at FS Energy and Power Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and need to be received by the Company before January 28, 2018 but not before December 29, 2017, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. In the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, which was April 28, 2017, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at a meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	SUB-ADMINISTRATOR
FS Investment Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	GSO Capital Partners LP 345 Park Avenue New York, NY 10154	State Street Bank and Trust Company One Lincoln Street, Mailstop SUM 0703 Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

~~THIRD~~FOURTH AMENDED AND RESTATED

DECLARATION OF TRUST

OF

FS ENERGY AND POWER FUND

ARTICLE I

NAME

The name of the statutory trust is FS Energy and Power Fund (the “Fund”).

ARTICLE II

PURPOSE

The purpose for which the Fund is formed is to engage in any lawful act or activity for which trusts may be organized under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq. (the “Statutory Trust Act”) of the State of Delaware as now or hereafter in force, including conducting and carrying on the business of a business development company, subject to making an election under the Investment Company Act of 1940, as amended (the “1940 Act”).

ARTICLE III

TRUSTEE IN STATE

The trustee, pursuant to Section 3807 of the Statutory Trust Act, of the Fund in the State of Delaware shall be Wilmington Trust Company, a Delaware banking corporation (including any successor trustee appointed in accordance with Section 3.3 of this Declaration of Trust, the “Delaware Trustee”). The street address of the principal office of Wilmington Trust Company is, c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890. Any reference to “trustee” or “board of trustees” in this ~~Third~~Fourth Amended and Restated Declaration of Trust (the “Declaration of Trust”) and the bylaws of the Fund (the “Bylaws”) shall not be deemed to include or refer to the Delaware Trustee.

Section 3.1 Purpose of Appointment. The Delaware Trustee is appointed to serve as the trustee of the Fund in the State of Delaware for the sole purpose of satisfying the requirements of Section 3807(a) of the Statutory Trust Act that the Fund have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties, obligations or liabilities of any other individual, corporation, partnership, estate, trust, joint venture, limited liability or other entity or association (“Person”), including, without limitation, the board of trustees and FS ~~Investment~~/EIG Advisor, LLC (the “Adviser”). The Delaware Trustee shall satisfy the requirements of Section 3807(a) of the Statutory Trust Act.

Section 3.2 Duties. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Fund in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the

Statutory Trust Act. Except for the purpose of the foregoing sentence, the Delaware Trustee shall not be deemed a trustee, shall not be a member of the board of trustees and shall have no management responsibilities or owe any fiduciary duties to the Fund or the shareholders. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Fund or the shareholders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Declaration of Trust. The Delaware Trustee shall have no liability for the acts or omissions of any other Person, including, without limitation, the board of trustees and the Adviser.

Section 3.3 Removal. The Delaware Trustee may be removed by the board of trustees upon 30 days’ prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon 30 days’ prior written notice to the board of trustees. No resignation or removal of the Delaware Trustee shall be effective except upon the appointment of a successor Delaware Trustee appointed by the board of trustees or a court of competent jurisdiction. If no successor Delaware Trustee has been appointed within such 30 day period, the Delaware Trustee may, at the expense of the Fund, petition a court of competent jurisdiction to appoint a successor Delaware Trustee.

Section 3.4 Merger. Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Declaration of Trust without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto, except as may be required by applicable law.

Section 3.5 Liability.

(a) The Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Declaration of Trust and with respect to the Fund and the shareholders as the board of trustees. No amendment or waiver of any provision of this Declaration of Trust which adversely affects the Delaware Trustee shall be effective against it without its prior written consent.

(b) The Delaware Trustee shall not be liable for supervising or monitoring the performance and the duties and obligations of any other Person, including, without limitation, the board of trustees or the Adviser or the Fund under this Declaration of Trust or any related document. The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct, bad faith or gross negligence. In particular, but not by way of limitation:

(i) the Delaware Trustee shall not be personally liable for any error of judgment made in good faith;

(ii) no provision of this Declaration of Trust shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that the payment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iii) under no circumstances shall the Delaware Trustee be personally liable for any representation, warranty, covenant, agreement or indebtedness of the Fund;

(iv) the Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Declaration of Trust or for the due execution hereof by any other party hereto;

(v) the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate or resolution, signed by the board of trustees or an officer of the Fund as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon;

(vi) in the exercise or administration of the Fund hereunder, the Delaware Trustee (A) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and (B) may consult with counsel, accountants and other skilled persons to be selected by it in good faith and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons;

(vii) in accepting and performing its express duties hereunder the Delaware Trustee acts solely as Delaware Trustee hereunder and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Declaration of Trust shall look only to the Fund for payment or satisfaction thereof; and

(viii) the Delaware Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, act of war or terrorism, or other circumstances beyond its reasonable control, the Delaware Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Declaration of Trust provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Declaration of Trust.

Section 3.6 Successors. In the event of the appointment of a successor Delaware Trustee, such successor shall cause an amendment to the certificate of trust of the Fund to be filed with the Secretary of State of Delaware in accordance with Section 3810 of the Statutory Trust Act, indicating the change of the Delaware Trustee’s identity.

Section 3.7 Compensation and Reimbursement of Expenses. The Fund hereby agrees to (i) compensate the Delaware Trustee in accordance with a separate fee agreement with the Delaware Trustee, (ii) reimburse the Delaware Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless the Delaware Trustee and any of the officers, directors, employees and agents of the Delaware Trustee (the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of any duties contemplated by this Declaration of Trust, the creation, operation or termination of the Fund or the transactions contemplated hereby; provided, however, that the Fund shall not be required to indemnify any Indemnified Person for any Expenses which are a result of the willful misconduct, bad faith or gross negligence of such Indemnified Person. To the fullest extent permitted by law, Expenses to be incurred by an Indemnified Person shall, from time to time, be advanced by, or on behalf of, the Fund prior to the final disposition of any matter upon receipt by the Fund of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Declaration of Trust.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE FUND AND OF THE SHAREHOLDERS AND TRUSTEES

To the fullest extent permitted by law, it is the intent of the parties hereto that the provisions of the Delaware General Corporation Law (the “DGCL”), including Section 203 of the DGCL (without regard as to whether the Fund satisfies the requirements of Section 203(b)(4) of the DGCL), govern the affairs of the Fund in all respects, including as to the rights, duties and obligations of the shareholders and trustees of the Fund, to the same extent as if the Fund were a private corporation for profit organized under the DGCL; provided, however, the provisions of the DGCL shall not govern the affairs of the Fund to the extent that (i) the express terms of this Declaration of Trust or the Bylaws conflict with or are inconsistent with the DGCL, in which case the express terms of this Declaration of Trust or the Bylaws shall control and (ii) any provisions of the Statutory Trust Act or general trust law that are mandatory. In furtherance of the foregoing, to the fullest extent permitted by law, the shareholders and the trustees of the Fund shall be deemed to have waived any non-mandatory rights of beneficial owners (within the meaning of the Statutory Trust Act) or trustees under the Statutory Trust Act or general trust law. This Declaration of Trust and the Bylaws shall together constitute the governing instrument of the Trust. To the extent any provision of the Bylaws conflicts with this Declaration of Trust, this Declaration of Trust shall control.

Section 4.1 Number, Term and Election of Trustees. The business and affairs of the Fund shall be managed by or under the direction of the Fund’s board of trustees (which shall not include the Delaware Trustee). The board of trustees shall have full, exclusive and absolute power, control and authority over the Fund’s assets and over the business of the Fund to the same extent as a board of directors of a Delaware corporation. The board of trustees may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Fund. This Declaration of Trust and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the board of trustees. Except as otherwise specifically provided in this Declaration of Trust and the Bylaws, each trustee and officer of the Fund shall have duties, including fiduciary duties (and liability therefore), identical to those of directors and officers of a private corporation for profit organized under the DGCL and shall not have any other duties, including any fiduciary duties, except for fiduciary duties identical to those of directors and officers of a private corporation for profit organized under the DGCL. The number of trustees that shall comprise the Fund’s board of trustees is ~~seven~~[●], which number may be increased or decreased from time to time by the board of trustees pursuant to the Bylaws. Notwithstanding the foregoing sentence, the number of trustees that shall comprise the Fund’s board of trustees shall not be less than three, except for a period of up to 60 days after the death, removal or resignation of a trustee pending the election of such trustee’s successor. ~~Each trustee shall hold office for one year, until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Trustees may be elected to an unlimited number of successive terms. Any trustee elected by the trustees without a shareholder vote to fill a vacancy as a result of the expansion of the size of the board of trustees who remains a trustee of the Fund at the time of the next annual meeting of shareholders shall be submitted to the shareholders for election to the board of trustees at such annual meeting of shareholders.~~

A majority of the board of trustees shall be independent trustees, except for a period of up to 60 days after the death, removal or resignation of an independent trustee pending the election of such independent trustee’s successor. A trustee is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. The names of the trustees currently in office are [●].

Subject to applicable requirements of the 1940 Act and except as may be provided by the board of trustees in setting the terms of any class or series of Preferred Shares (as hereinafter defined), any and all vacancies on the board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred and until a successor is duly elected and qualifies. Notwithstanding the foregoing sentence, if there are independent trustees on the board of trustees, vacancies among the independent trustees’ positions on the board of trustees may be filled only by the affirmative vote of a majority of the remaining independent trustees in office, even if the remaining independent trustees do not constitute a quorum, and any independent trustee elected to fill such a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred and until a successor is duly elected and qualifies.

From and after the date of this Declaration of Trust, the trustees (other than any trustee elected solely by holders of one or more classes or series of Preferred Shares) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of trustees, one class to hold office initially for a term expiring at the next succeeding annual meeting of shareholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of shareholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of shareholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors are duly elected and qualify. Trustees may be elected to an unlimited number of successive terms.

Section 4.2 Extraordinary Actions. Except as provided in Section 6.2 ~~and Section 11.1~~, notwithstanding any provision of law requiring an action to be approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the board of trustees, and approved by the affirmative vote of holders of shares entitled to cast a majority of the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Trustees of Share Issuance. The board of trustees may authorize the issuance from time to time of shares of beneficial interest of the Fund (referred to herein as “shares”) of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of any class or series, whether now or hereafter authorized, for such consideration as the board of trustees may deem advisable (or without consideration in the case of a share split or share dividend), subject to such restrictions or limitations, if any, as may be set forth in this Declaration of Trust or the Bylaws.

Section 4.4 Preemptive Rights. Except as may be provided by the board of trustees in setting the terms of classified or reclassified shares pursuant to Section 5.3 or 5.4 or as may otherwise be provided by contract approved by the board of trustees, no holder of shares of the Fund shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the Fund or any other security of the Fund which it may issue or sell.

Section 4.5 Appraisal Rights. Except as may be provided by the board of trustees in setting the terms of any class or series of Preferred Shares and except as contemplated by the DGCL, no shareholder of the Fund shall be entitled to exercise appraisal rights in connection with any transaction.

Section 4.6 Determinations by Board of Trustees. To the fullest extent permitted by law, the determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of trustees consistent with this Declaration of Trust shall be final and conclusive and shall be binding upon the Fund and every shareholder: the amount of the net income of the Fund for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its shares or the payment of other distributions on its shares; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of the Fund; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Fund or any shares of the Fund; ~~the shares of any class of the Fund;~~ any matter relating to the acquisition, holding and disposition of any assets by the Fund; ~~any conflict between the Statutory Trust Act, the DGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines~~; or any other matter relating to the business and affairs of the Fund or required or permitted by applicable law, this Declaration of Trust or the Bylaws or otherwise to be determined by the board of trustees~~; and provided that to the extent the board of trustees determines that the Statutory Trust Act or the DGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, NASAA Omnibus Guidelines control to the extent any provisions of the Statutory Trust Act are not mandatory.~~.

Section 4.7 Removal of Trustees. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more trustees, any trustees, or the entire board of trustees, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees. For the purpose of this paragraph, “cause” shall mean, with respect to any particular trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Fund through bad faith or active and deliberate dishonesty.

ARTICLE V

SHARES

Section 5.1 Authorized Shares. The Fund has authority to issue ~~500,000,000~~750,000,000 shares, of which ~~450,000,000~~700,000,000 shares are classified as common shares, $0.001 par value per share (“Common Shares”), and 50,000,000 shares are classified as preferred shares, $0.001 par value per share (“Preferred Shares”). The aggregate par value of all authorized shares having par value is $~~500,000. All shares shall be fully paid and no assessable when issued, and the Fund shall not make any mandatory Assessment against any shareholder beyond such shareholder’s subscription commitment~~750,000. A majority of the entire board of trustees~~, including a majority of the independent trustees,~~ without any action by the shareholders of the Fund, may amend this Declaration of Trust from time to time to (i) increase or decrease the aggregate number of shares, or the number of shares of any class or series that the Fund has authority to issue or (ii) subdivide or combine the outstanding shares of any class or series into a greater or lesser number of outstanding shares (which may include a change in the par value thereof). For the avoidance of doubt, any such amendment shall not be deemed to alter or change the powers, preferences or special rights of any shares.

Section 5.2 Common Shares. Each Common Share shall entitle the holder thereof to one vote. Except as otherwise provided in this Declaration of Trust, and subject to the express terms of any class or series of Preferred Shares, holders of Common Shares shall have the exclusive right to vote on all matters as to which a shareholder is entitled to vote pursuant to applicable law at all meetings of shareholders. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Shares shall be determined in accordance with applicable law and this Declaration of Trust. Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of the assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding. The board of trustees~~, including a majority of the independent trustees,~~ may classify or reclassify any unissued shares of Common Shares from time to time, in one or more classes or series of Common Shares or Preferred Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, or to dividends, qualifications, or terms or conditions of redemption of the shares.

Section 5.3 Preferred Shares. The board of trustees~~, including a majority of the independent trustees,~~ may classify or reclassify any unissued Preferred Shares from time to time, in one or more classes or series of Preferred Shares by setting or changing the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series thereof. The classification or reclassification of any class or series of Preferred Shares shall be effective upon the adoption of a resolution by the board of trustees~~, including a majority of the independent trustees,~~ setting forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of the Shares of such class or series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of such class or series including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution. Upon the classification or reclassification of any such class or series, an appendix shall be attached to this Declaration of Trust (identified as a certificate of designation) to reflect the classification or reclassification of such class or series and the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption thereof, which terms shall be deemed part of the governing instrument of the Fund; provided that attachment of an appendix hereto shall not be a condition precedent to the establishment of any class or series in accordance with this Declaration of Trust.

Section 5.4 Classified or Reclassified Shares. The board of trustees by resolution may classify prior to issuance or reclassify after issuance any shares of the Fund. In connection therewith, the board of trustees may: (a) designate any shares of the Fund as a class or series to distinguish such shares from all other classes and series of shares of the Fund; (b) specify the number of shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of shares of the Fund outstanding at the time, the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption for each class or series thereof. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside this Declaration of Trust (including determinations by the board of trustees or other facts or events within the control of the Fund) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the resolution or other instrument establishing any such class or series.

Section 5.5 Inspection of Books and Records. A shareholder that is otherwise eligible under applicable law to inspect the Fund’s books of account, share ledger, or other specified documents of the Fund shall have no right to make such inspection if the board of trustees determines that such shareholder has an improper purpose for requesting such inspection.

~~Section 5.5 Deferred Payments. The Fund shall not have authority to make arrangements for deferred payments on account of the purchase price of the Fund’s shares unless all of the following conditions are met: (a) such arrangements are warranted by the Fund’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Fund; (c) the deferred payments shall be evidenced by a promissory note of the shareholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment and (d) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note. The Fund shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a shareholder, the shareholder may be subjected to a reasonable penalty.~~

~~Section 5.6 Distributions.~~

~~(a) Any investment advisory agreement with the Adviser shall provide that the Adviser shall cause the Fund to provide for adequate reserves for normal replacements and contingencies (but the Fund shall not be required to~~

~~maintain reserves for payment of fees payable to the Adviser) by causing the Fund to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(b) From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the board of trustees, distribute pro rata to the shareholders funds received by the Fund which the Adviser deems unnecessary to retain in the Fund. The board of trustees may authorize the Fund to declare and pay to shareholders such dividends or distributions, in cash or, subject to the provisions of this Section 5.6(b), other assets of the Fund or in securities of the Fund or from any other source as the board of trustees in its discretion shall determine. The board of trustees shall endeavor to authorize the Fund to declare and pay such dividends and distributions (i) as shall be necessary for the Fund to qualify as a “Regulated Investment Company” under the Code and under the 1940 Act, and (ii) to the extent that the board of trustees deems it unnecessary for the Fund to retain funds received by it; provided, however, that in each case, shareholders shall have no right to any dividend or distribution unless and until authorized and declared by the board of trustees. The exercise of the powers and rights of the board of trustees pursuant to this Section 5.6 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Fund or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Fund and the liquidation of its assets in accordance with the terms of this Declaration of Trust or distributions in which (i) the board of trustees advises each shareholder of the risks associated with direct ownership of the property, (ii) the board of trustees offers each shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those shareholders that accept such offer.~~

Section ~~5.7~~5.6 Declaration of Trust and Bylaws. All persons who shall acquire shares in the Fund shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws. The board of trustees of the Fund shall have the exclusive power to make, alter, amend or repeal the Bylaws.

~~Section 5.8 Suitability of Shareholders. Prior to the occurrence of a Listing, if the Fund is offering Common Shares or Preferred Shares in a public offering registered with the U.S. Securities and Exchange Commission (a “Public Offering”), subject to any required heightened suitability standards set forth in the prospectus related to such Public Offering (as the same may be amended or supplemented from time to time, the “Prospectus”), in order to purchase Common Shares or Preferred Shares from the Fund in the Public Offering, a prospective shareholder must represent to the Fund, among other requirements as the Fund may require from time to time, that such prospective shareholder satisfies any suitability standards required by the guidelines published by NASAA applicable to the Fund, as such standards may be amended from time to time, that are set forth in the Prospectus, such as, for example, that the prospective shareholder have a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000.~~

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally. Subject to Section 6.2 hereof, the board of trustees reserves the right, without any vote of shareholders, from time to time to make any amendment to this Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any outstanding shares.

Section 6.2 Approval of Certain Declaration of Trust Amendments~~.~~ and Dissolution.

(a) Notwithstanding the provisions of Section 6.1 hereof, the affirmative vote of the holders of shares entitled to cast at least ~~two-thirds~~80 percent of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be necessary to effect:

(i) ~~(a)~~ Any amendment to this Declaration of Trust to make the Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); ~~and~~

(ii) The liquidation or dissolution of the Fund and any amendment to the Declaration of Trust to effect any such liquidation or dissolution; and

(iii) ~~(b)~~ Any amendment to Section 4.1, Section 4.2, Section 4.6, Section 4.7, Section 6.1 or this Section 6.2.

provided, however, that, if the Continuing Trustees (as defined herein) then on the board of trustees, by a vote of at least two-thirds of such Continuing Trustees, in addition to approval by the board of trustees, approve such proposal or amendment, the affirmative vote of only the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter shall be required to approve such matter.

(b) Continuing Trustees. “Continuing Trustees” means the trustees identified in Article IV, Section 4.1 and the trustees whose nomination for election by the shareholders or whose election by the trustees to fill vacancies is approved by a majority of the Continuing Trustees then on the board of trustees.

Section 6.3 Execution of Amendments. Upon obtaining such approvals required by this Declaration of Trust and the Bylaws and without further action or execution by any other Person, including the Delaware Trustee or any shareholder, (i) any amendment to this Declaration of Trust may be implemented and reflected in a writing executed solely by the requisite members of the board of trustees, and (ii) the Delaware Trustee and the shareholders shall be deemed a party to and bound by such amendment of this Declaration of Trust; provided, however, the Delaware Trustee’s signature shall be required on any amendment that would affect the Delaware Trustee.

~~Section 6.4 Approval of Certain Other Declaration of Trust Amendments. Until a Listing has occurred, the following provisions shall apply:~~

~~(a) Subject to those matters specified in Section 6.2 and the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, upon the affirmative vote of shares entitled to cast a majority of the votes entitled to be cast on the matter, shareholders may amend the Declaration of Trust, without the necessity for concurrence by the board of trustees.~~

~~(b) Notwithstanding the provisions of Section 6.1, the holders of outstanding shares of a class of shares shall be entitled to vote as a class upon a proposed amendment to this Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. Approval of any such amendment by such class shall require at least a majority of the votes cast by such class at a meeting of shareholders duly called and at which a quorum is present.~~

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 7.1 Limitation of Shareholder Liability. Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the DGCL.

Section 7.2 Limitation of Trustee and Officer Liability. To the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal securities laws, or in this Article VII, no trustee or officer of the Fund shall be liable to the Fund or its shareholders for money damages.

Section 7.3

~~(a)~~ Indemnification. ~~Subject to any limitations set forth in paragraph (b) or (c) below or, with respect to the advancement of expenses, Section 7.4, the Fund shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ The Fund shall have the power to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former trustee or officer of the Fund and who is made or threatened to be made a party to ~~the~~a proceeding by reason of his or her service in that capacity, or (ii) any individual who, while a trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to ~~the~~a proceeding by reason of his or her service in ~~that capacity or (iii) the Adviser or any of its Affiliates acting as an agent of the Fund (each such person an “Indemnitee”)~~such capacity and from and against any claim or liability to which such person may become subject or which such person may incur, in each case to the fullest extent permitted by Delaware law. The Fund may, with the approval of the board of trustees or any duly authorized committee thereof, provide such indemnification and ~~advance for~~advancement of expenses to a ~~Person~~person who served a predecessor of the Fund in any of the capacities described in (i) or (ii) above and to any employee or agent of the Fund or a predecessor of the Fund. ~~The board of trustees may take such action as is necessary to carry out this Section 7.3(a).~~

~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Fund shall not provide for indemnification of an Indemnitee pursuant to paragraph (a) for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~

~~(i) The Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Fund.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is the Adviser or an affiliate of the Adviser, or an officer of the Fund, the Adviser or an affiliate of the Adviser or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a trustee of the Fund (and not also an officer of the Fund, the Adviser or an affiliate of the Adviser).~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.~~

~~Notwithstanding the foregoing, this paragraph (b) and paragraph (c) below shall apply to the Adviser and its affiliates only so long as the shares of the Fund are not listed on a national securities exchange.~~

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Fund shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee pursuant to paragraph (a) unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.~~

~~Section 7.4 Payment of Expenses. The Fund shall pay or reimburse reasonable legal expenses and other costs incurred by a trustee, an officer, the Adviser or any Affiliate of the Adviser in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) such Person provides the Fund with written affirmation of such Person’s good faith belief that the standard of conduct necessary for indemnification by the Fund as authorized by Section 7.3 hereof has been met, (c) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (d) such Person provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, in cases in which such Person is found not to be entitled to indemnification.~~

Section ~~7.5~~7.4 Express Exculpatory Clauses in Instruments. Neither the shareholders nor the trustees, officers, employees or agents of the Fund shall be liable under any written instrument creating an obligation of the Fund by reason of their being shareholders, trustees, officers, employees or agents of the Fund, and all Persons shall look solely to the Fund’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, trustee, officer, employee or agent liable thereunder to any third party, nor shall the trustees or any officer, employee or agent of the Fund be liable to anyone as a result of such omission.

~~Section 7.6 Limitation on Indemnification. As required under the 1940 Act, no provision of this Article VII shall be effective to protect or purport to protect any trustee or officer of the Fund against liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.~~

Section 7.5 1940 Act. The provisions of this Article VII shall be subject to any applicable limitations of the 1940 Act.

Section ~~7.7~~7.6 Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of this Declaration of Trust or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section ~~7.8~~7.7 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which a trustee or officer may be entitled under the bylaws, a resolution of shareholders or trustees, an agreement or otherwise.

ARTICLE VIII

~~ADVISER~~

~~Section 8.1 Supervision of Adviser.~~

~~(a) The board of trustees may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Fund, to act as agent for the Fund, to execute documents on behalf of the Fund and to make executive decisions that conform to general policies and principles established by the board of trustees. The board of trustees shall monitor the Adviser to assure that the administrative procedures, operations and programs of the Fund are in the best interests of the shareholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Fund, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source~~

~~of payment, and (iii) the percentage of gross proceeds of any offering committed to Investment in Program Assets shall be at least 82%. All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.~~

~~(b) The board of trustees is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Fund and that the provisions of the Investment Advisory and Administrative Services Agreement entered into with the Adviser (the “Advisory Agreement”) are being carried out. The board of trustees may consider all factors that they deem relevant in making these determinations. So long as the Fund is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.~~

~~Section 8.2 Fiduciary Obligations. Any investment advisory agreement with the Adviser shall provide that the Adviser have a fiduciary responsibility and duty to the Fund and to the shareholders for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control, and that the Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund (unless provided otherwise in such agreement, neither the power of direction of the Adviser nor the exercise thereof by any person shall cause such person to have duties, including fiduciary duties, or liabilities relating thereto to the Fund or any shareholder). In addition, the Fund shall not permit the shareholders to contract away the fiduciary obligation owed to the shareholders by the Adviser under common law. The chief executive officer and chief investment officer of the Adviser shall have at least three years’ relevant experience demonstrating the knowledge and experience to acquire and manage the type of assets being acquired and shall have not less than four years relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed. The board of trustees shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Fund and whether the compensation provided for in its contract with the Fund is justified.~~

~~Section 8.3 Termination. The Advisory Agreement shall provide that it is terminable by (a) a majority of the independent trustees on 60 days’ written notice or (b) the Adviser on 120 days’ written notice, in each case without cause or penalty, and in each case the Adviser will cooperate with the Fund and the board of trustees in making an orderly transition of the advisory function.~~

~~Section 8.4 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the board of trustees, the Fund shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.~~

~~Section 8.5 Acquisition Fees. Unless otherwise provided in any resolution adopted by the board of trustees, the Fund may pay the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the board of trustees shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.~~

~~Section 8.6 Reimbursement for Expenses. Unless otherwise provided in any resolution adopted by the board of trustees, the Fund may reimburse the Adviser, at the end of each fiscal quarter, for actual cost of goods and services used for or by the Fund and obtained from Persons other than the Adviser’s Affiliates. The Adviser may be reimbursed for the administrative services necessary to the prudent operation of the Fund; provided, the reimbursement shall be the lower of the Adviser’s actual cost or the amount the Fund would be required to pay Persons other than the Adviser’s Affiliates for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Fund on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles.~~

~~Section 8.7 Reimbursement Limitations. The Fund shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of the Adviser. For purposes of this Section 8.7, “controlling person” means persons with responsibilities similar to those of an executive, or a member of the board of trustees, or any person who holds more than 10% of the Adviser’s equity securities or who has the power to control the Adviser.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1 Investment Objectives. The Fund’s investment objectives are to generate current income and long-term capital appreciation. The independent trustees shall review the investment policies of the Fund with sufficient frequency (not less often than annually) to determine that the policies being followed by the Fund are in the best interests of its shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of trustees.~~

~~Section 9.2 Investments in Other Programs~~

~~(a) The Fund shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Fund, alone or together with any publicly registered Affiliate of the Fund meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Adviser be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Fund from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.~~

~~(b) The Fund shall have the authority to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Fund if all of the following conditions are met: (i) the Affiliate and the Fund have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the general partnership or joint venture to the Advisers in each Fund that invests in such partnership or joint venture is substantially identical; (iv) each of the Fund and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Fund and its Affiliate is on substantially the same terms and conditions and (vi) any prospectus of the Fund in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Fund nor its Affiliate controls the partnership or joint venture, and the potential risk that while a the Fund or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.~~

~~(c) The Fund shall have the authority to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Fund only if all of the following conditions are met: (i) the investment is~~

~~necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Fund; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Fund has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture and (v) any prospectus of the Fund in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.~~

~~(d) The Fund may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Fund, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Fund and the shareholders and (iii) there will be no diminishment in the voting rights of the shareholders.~~

~~(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Fund shall not invest in general partnerships or joint ventures with Affiliates.~~

~~(f) The Fund shall be permitted to invest in general partnership interests of limited partnerships only if the Fund, alone or together with any publicly registered Affiliate of the Fund meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the agreement of limited partnership or other applicable agreement complies with this Section 9.2.~~

~~Section 9.3 Other Goods or Services~~

~~(a) In addition to the services to be provided under the Advisory Agreement, the Fund may accept goods or other services provided by the Adviser in connection with the operation of assets, provided that (i) the Adviser, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Fund; (ii) the terms pursuant to which all such goods or services are provided to the Fund by the Adviser shall be embodied in a written contract, the material terms of which must be fully disclosed to the shareholders; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Fund and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (i) the Adviser must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least 33% of the Adviser’s associated gross revenues must come from persons other than its Affiliates; (ii) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Adviser and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Fund; and (iii) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the shareholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Adviser and its Affiliates.~~

~~(b) Notwithstanding the foregoing clause (a), if the Adviser is not engaged in the business to the extent required by such clause, the Adviser may provide to the Fund other goods and services if all of the following additional conditions are met: (i) the Adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Adviser and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and~~

~~actual expenses incurred by the Adviser on behalf of the Fund in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1 Sales and Leases to the Fund. The Fund shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders either in a periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable to the Fund and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Fund, or the completion of construction of the assets, provided that all of the following conditions are met: (a) the assets are purchased by the Fund at a price no greater than the cost of the assets to the Adviser; (b) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Fund and (c) there are no other benefits arising out of such transaction to the Adviser.~~

~~Section 10.2 Sales and Leases to the Adviser, Trustees or Affiliates. The Fund shall not sell assets to the Adviser or any Affiliate thereof unless such sale is duly approved by the holders of a majority of the outstanding voting securities of the Fund. The Fund shall not lease assets to the Adviser or any trustee or Affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders either in a periodic report filed with the SEC or otherwise and (b) the terms of the transaction are fair and reasonable to the Fund.~~

~~Section 10.3 Loans. Except for the advancement of funds pursuant to Sections 7.3 and 7.4, no loans, credit facilities, credit agreements or otherwise shall be made by the Fund to the Adviser or any Affiliate thereof.~~

~~Section 10.4 Commissions on Financing, Refinancing or Reinvestment. The Fund shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of cash flow from operations and available reserves or of the proceeds of the resale, exchange or refinancing of assets.~~

~~Section 10.5 Other Transactions. The Fund shall not engage in any other transaction with the Adviser or a trustee or Affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the trustees (including a majority of the independent trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Fund and on terms and conditions not less favorable to the Fund than those available from non-Affiliated third parties.~~

~~Section 10.6. Lending Practices. On financing made available to the Fund by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Fund. For purposes of this Section 10.6, “permanent financing” shall mean any financing with a term in excess of 12 months.~~

~~ARTICLE XI~~

~~SHAREHOLDERS~~

~~Section 11.1 Voting Rights of Shareholders. Subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, upon a vote by the holders of a majority of the shares entitled to vote on a matter, shareholders may, without the necessity for concurrence by the Adviser, direct that the board of trustees cause the Fund to: (a) remove the Adviser and elect a new Adviser; (b) dissolve the Fund; (c) approve or disapprove the sale of all or substantially all of the assets of the Fund when such sale is to be made other than in the ordinary course of the Fund’s business; or (d) cause the merger or other reorganization of the Fund. Without approval of holders of a majority of shares entitled to vote on the matter, the Fund shall not permit the Adviser to: (i) amend the Advisory Agreement except for amendments that do not adversely affect the interests of the shareholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; (iii) appoint a new adviser; (iv) sell all or substantially all of the Fund’s assets when such sale is to be made other than in the ordinary course of the Fund’s business; or (v) cause the merger or other reorganization of the Fund. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the shareholders regarding the removal of the Adviser or regarding any transaction between the Fund and the Adviser. In determining the existence of the requisite percentage of the Fund’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section 11.1, any of the Fund’s shares entitled to vote on the matter and owned by the Adviser shall not be included.~~

~~Section 11.2 Voting Limitations on Shares Held by the Adviser, Trustees and Affiliates. With respect to shares owned by the Adviser, any trustee, or any of their Affiliates, neither the Adviser, nor such trustee(s), nor any of their Affiliates may vote or consent on matters submitted to the shareholders regarding the removal of the Adviser, such trustee(s) or any of their Affiliates or any transaction between the Fund and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Adviser, such trustee(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.3 Right of Inspection. Any shareholder and any designated representative thereof shall be permitted access to the records of the Fund to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Fund’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours. Information regarding shareholders’ right to access to the Fund’s records pertaining to its shareholders is set forth in the Bylaws.~~

~~Section 11.4 Reports.~~

~~(a) The trustees, including the independent trustees, shall take reasonable steps to ensure that the Fund shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each shareholder as of a record date after the end of the fiscal year and each holder of other publicly held securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Fund’s initial public offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Fund during the period covered by the report; and (iii) where forecasts have been provided to the shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period, (B) cash flow from operations during a prior period which have been held as reserves, (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds. Such annual report~~

~~must also contain a breakdown of the costs reimbursed to the Adviser. The trustees shall take reasonable steps to ensure that, (i) within the scope of the annual audit of the Adviser’s financial statements, the independent certified public accountants preparing such annual report will issue a special report on the allocation of such costs to the Fund in accordance with the Advisory Agreement, (ii) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, (iii) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Fund in accordance with this Section only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above, (iv) the special report shall at minimum provide: a review of the time records of individual employees, the costs of whose services were reimbursed; and a review of the specific nature of the work performed by each such employee, and (v) the prospectus, prospectus supplement or periodic report as filed with the SEC shall disclose in tabular form an itemized estimate of such proposed expenses for the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.~~

~~(b) The trustees, including the independent trustees, shall take reasonable steps to ensure that the Fund shall cause to be prepared and mailed or delivered to each shareholder within 60 days after the end of each fiscal quarter of the Fund, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended.~~

~~(c) The trustees, including the independent trustees, shall take reasonable steps to ensure that the Fund shall cause to be prepared and mailed or delivered within 75 days after the end of each fiscal year of the Fund to each Person who was at any time during such fiscal year a shareholder all information necessary for the preparation of the shareholders’ federal income tax returns.~~

~~(d) If shares have been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Fund in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Fund.~~

~~ARTICLE XII~~

~~ROLL-UP TRANSACTIONS~~

~~Section 12.1 Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Fund’s assets shall be obtained from a competent Independent Expert. The Fund’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Fund and the shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to shareholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as shareholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the shareholder’s pro rata share of the appraised value of the net assets of the Fund.~~

~~The Fund is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(A) that would result in the shareholders having voting rights in a Roll-Up Entity that are less than the rights provided for in the second sentence of Section 11.1 hereof;~~

~~(B) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the shares held by that investor;~~

~~(C) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.3 hereof; or~~

~~(D) in which any of the costs of the Roll-Up Transaction would be borne by the Fund if the Roll-Up Transaction is rejected by the shareholders.~~

~~ARTICLE XIII~~

~~DEFINITIONS~~

~~As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:~~

~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Fund, the Adviser, or any Affiliate of either in connection with the initial purchase or acquisition of assets, whether or not acquired, by the Fund, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses, any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.~~

~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Fund or the Adviser) in connection with the initial purchase or acquisition of assets by the Fund. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.~~

~~Adviser. The term “Adviser” shall mean FS Investment Advisor, LLC, the Fund’s investment adviser, or any successor to FS Investment Advisor, LLC.~~

~~Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, trustee, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, trustee, trustee or general partner.~~

~~Assessment. The term “Assessment” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a shareholder beyond his or her subscription commitment excluding deferred payments.~~

~~Beneficial Ownership. The term “Beneficial Ownership” (unless indicated otherwise) shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and~~

~~shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.~~

~~Capital Contributions. The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Fund by a shareholder or by all shareholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.~~

~~Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.~~

~~Front End Fees. The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Fund and to acquire assets for the Fund, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.~~

~~Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Fund, and who is qualified to perform such work.~~

~~Investment in Program Assets. The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Fund (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.~~

~~Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange.~~

~~Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Fund in connection with the formation, qualification and registration of the Fund, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

~~Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.~~

~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Fund and the issuance of securities of a Roll-Up Entity to the shareholders. Such term does not include:~~

~~(a) a transaction involving securities of the Fund that have been for at least twelve months listed on a national securities exchange; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Fund, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~	~~shareholders’ voting rights;~~

~~(ii)~~	~~the term of existence of the Fund;~~

~~(iii)~~	~~Sponsor or Adviser compensation; or~~

~~(iv)~~	~~the Fund’s investment objectives.~~

~~Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Fund, (ii) will control, manage or participate in the management of the Fund, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Fund, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Fund in connection with the founding or organizing of the business of the Fund, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Fund, (vi) possesses significant rights to control assets, (vii) receives fees for providing services to the Fund which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Fund on a basis which was not negotiated at arm’s-length with the Fund. “Sponsor” does not include any Person whose only relationship with the Fund is that of an independent manager of the assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~ARTICLE XIV~~

MISCELLANEOUS

Section ~~14.1~~8.1 Duration. The Fund shall continue perpetually unless dissolved (i) by the board of trustees with the approval of a majority of the shareholders entitled to vote or (ii) pursuant to the terms of this Declaration of Trust or any applicable provision of the Statutory Trust Act.

Section ~~14.2~~8.2 Liquidation. Upon dissolution of the Fund, the board of trustees shall cause the Fund to liquidate and wind-up in a manner consistent with Section 3808 of the Statutory Trust Act.

Section ~~14.3~~8.3 Termination of the Trust. Upon dissolution and the completion of the winding up of the affairs of the Fund, the Fund shall be terminated by the executing and filing with the Secretary of State of the State of Delaware by one or more trustees of a certificate of cancellation of the certificate of trust of the Fund.

Section ~~14.4~~8.4 Governing Law. This Declaration of Trust and the Bylaws shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements to be made and performed entirely in said State; provided, however, that there shall not be applicable to the Fund, the board of trustees, the Delaware Trustee or this Declaration of Trust or the Bylaws any provisions of the laws (statutory or common) of the State of Delaware pertaining to trusts (other than the Statutory Trust Act) that relate to or regulate, in a manner inconsistent with the terms hereof (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of trustees as set forth or referenced in this Declaration of Trust. Section 3540 of Title 12 of the Statutory Trust Act shall not apply to the Fund.

Section ~~14.5~~8.5 Exclusive Forum. To the fullest extent permitted by law, including Section 3804(e) of the Statutory Trust Act, and unless the Fund consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim of breach of a fiduciary duty owed by any trustee or officer of the Fund or the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Statutory Trust Act, the DGCL or the Fund’s Declaration of Trust or Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine.

Section ~~14.6~~8.6 Agreement to be Bound. EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS DECLARATION OF TRUST AND THE BYLAWS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS DECLARATION OF TRUST AND THE BYLAWS.

Section ~~14.7~~8.7 Provisions in Conflict with Law or Regulations.

(a) If and to the extent that any provision of the Statutory Trust Act, the DGCL or any provision of this Declaration of Trust or Bylaws conflicts with any provision of the ~~Investment Company~~1940 Act, the applicable provision of the ~~Investment Company~~1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of this Declaration of Trust or the Bylaws or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust or the Bylaws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall, not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust or the Bylaws in any jurisdiction.

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IN WITNESS WHEREOF, the trustees have caused this Declaration of Trust to be signed as of ~~March 7, 2012~~[●].

TRUSTEES:

Name: ~~Michael C. Forman~~[●]

Name: ~~David J. Adelman~~[●]

Name: ~~Sidney R. Brown~~[●]

Name: ~~Gregory P. Chandler~~[●]

Name: ~~Richard I. Goldstein~~[●]

Name: ~~Thomas J. Gravina~~[●]

Name: ~~Michael Heller~~[●]

Name: ~~Paul Mendelson~~[●]

Name: ~~Charles P. Pizzi~~[●]

Name: ~~Richard W. Vague~~[●]

Name: ~~R. Richard Williams~~[●]

DELAWARE TRUSTEE:

WILMINGTON TRUST COMPANY

By:
	Name:	~~Joseph B. Feil~~[●]
	Title:	~~Vice President~~[●]

Exhibit B

~~EXECUTION VERSION~~

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT BETWEEN FS ~~ENERGY AND POWER FUND~~ENERGY AND POWER FUND AND FS ~~INVESTMENT ADVISOR, LLC~~/EIG ADVISOR, LLC

This Investment Advisory and Administrative Services Agreement (~~the~~this “Agreement”) is made this ~~28th~~[●] day of ~~April 2011~~[●], [●], by and between FS ENERGY AND POWER FUND, a Delaware statutory trust (the “Fund”), and FS ~~INVESTMENT~~/EIG ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a ~~newly organized~~ non-diversified, closed-end management investment company that ~~intends to elect~~has elected to be ~~treated~~regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is a newly organized investment adviser that intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund and to provide for the administrative services necessary for the operation of the Fund on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of Adviser. The Fund hereby ~~employs~~appoints the Adviser to act as ~~the~~an investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the ~~Board~~board of ~~Trustees~~trustees of the Fund (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) ~~in accordance with~~ the investment objectives, policies and restrictions that are set forth in the Fund’s ~~Registration Statement on Form N-2 filed~~filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time ~~(the “Registration Statement”)~~; ~~and~~

(ii) ~~during the term of this Agreement in accordance with~~ all other applicable federal and state laws, rules and regulations, and the Fund’s third amended and restated declaration of trust (as may be amended from time to time, the “Declaration of Trust”) and the Fund’s amended and restated bylaws (~~the “Bylaws”), in each case as~~as may be amended from time to time~~.~~, the “Bylaws”); and

(iii) such investment policies, directives and regulatory restrictions as the Fund may from time to time establish or issue and communicate to the Adviser in writing.

(b) Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Fund’s investment portfolio ~~of the Fund~~, the nature and timing of ~~the~~any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii) execute, monitor and service the Fund’s investments;

(iv) place orders with respect to, and arrange for, any investment by the Fund;

(~~iv~~v) determine the securities and other assets that the Fund shall purchase, retain, or sell;

(~~v~~vi) perform due diligence on prospective portfolio companies; and

(~~vi~~vii) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably request or require for the investment of its funds.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority to act on behalf of the Fund to effectuate ~~its~~ investment decisions for the Fund, including the negotiation, execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to acquire debt financing (or to refinance existing debt financing), the Adviser shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Fund also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d) Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Declaration of Trust and Bylaws and applicable federal and state law, the Adviser shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Fund.

(e) Acceptance of ~~Employment~~Appointment. The Adviser hereby accepts such ~~employment~~appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Fund. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Fund’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Adviser and the Fund, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Fund shall be responsible for any compensation payable to any Sub-Adviser.

(ii) Any ~~sub-advisory agreement~~Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board and Fund shareholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(h) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and shall surrender promptly to the Fund any such records upon the Fund’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records.

The following provisions in this Section 1 shall apply for only so long as the common shares of beneficial interest of the Fund (the “Common Shares”) are not listed on a national securities exchange.

(i) Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to ~~Fund~~the Fund’s shareholders pursuant to this Agreement, the Fund’s then effective Registration Statement on Form N-2 (as amended from time to time, the “Registration Statement”) and applicable federal and state law.

(j) Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Fund. The Adviser shall not, by entry into an agreement with any shareholder of the Fund or otherwise, contract away the fiduciary obligation owed to the Fund and the Fund’s shareholders under common law.

2.	The Fund’s Responsibilities and Expenses Payable by the Fund and the Adviser.

(a) Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Fund.

(b) Costs. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(c) below, the Fund, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Fund for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee ~~and~~, any discounts and other similar expenses paid by investors at the time of sale of the Common Shares, are hereinafter referred to as “Organization and Offering ~~Expenses~~Costs”); corporate and organizational expenses relating to offerings of Common Shares, subject to limitations included in ~~the~~this Agreement; the cost of calculating the Fund’s net asset value, including the cost of any third-party pricing or valuation ~~firms~~services; the cost of effecting sales and repurchases of ~~shares of~~ the ~~Fund’s~~ Common Shares and other securities; investment advisory fees; fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; interest payments on the Fund’s debt or related obligations; transfer agent and custodial fees~~,~~; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); fees and expenses associated with marketing efforts ~~(including attendance at investment conferences and similar events)~~; federal and state registration or notification fees; annual fees of the Delaware trustee ~~(the “Delaware Trustee”)~~; federal, state and local taxes; ~~independent trustees’~~ fees and expenses~~; brokerage commissions for the Fund’s investments~~ of the Independent Trustees (as defined below); costs of proxy statements, shareholders’ reports ~~and~~, notices and other filings; fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; costs associated with the Fund’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act~~; fees and expenses associated with accounting , independent audits and outside legal costs; and~~ of 2002, as amended; all costs of registration and listing the Common Shares or other securities of the Fund on any securities exchange; brokerage commissions for the Fund’s investments; all other expenses incurred by the Adviser, any Sub-Adviser or the Fund in connection with administering the Fund’s business, including expenses incurred by the Adviser or any Sub-Adviser in performing administrative services for the Fund~~,~~ and ~~the reimbursement of the compensation of the Fund’s chief financial officer and chief compliance officer~~administrative personnel paid by the Adviser or any Sub-Adviser, to the extent they are not controlling persons of the Adviser, any Sub-Adviser or any of ~~its~~their respective affiliates~~.~~; and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Declaration of Trust or the Bylaws.

Notwithstanding the foregoing, the Fund shall not be liable for Organization and Offering ~~Expenses~~Costs to the extent that Organization and Offering ~~Expenses~~Costs, together with all prior Organization and Offering ~~Expenses~~Costs, exceed 1.5% of the aggregate gross proceeds from the offering of the Fund’s securities ~~(the “Reimburseable O&O Expenses”)~~.

The following provisions in this Section 2(c) shall apply for only so long as the Common Shares ~~of the Fund~~ are not listed on a national securities exchange.

(c) Limitations on Reimbursement of Expenses.

(i) In addition to the compensation paid to the Adviser pursuant to Section 3, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Fund would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Fund on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).

(d) Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Fund and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Fund and the calculation of the reimbursement and shall deliver such statement to the Fund prior to full reimbursement.

3.	Compensation of the Adviser.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated.

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of ~~2.0~~1.75% of the Fund’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Fund’s gross assets ~~at~~during the ~~end of the two~~ most recently completed calendar ~~quarters~~quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine. The Base Management Fee for any partial month or quarter shall be appropriately ~~pro rated~~pro-rated.

(b) Incentive Fee. The Incentive Fee shall consist of ~~three~~two parts, as follows:

(i) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to ~~payment of a preferred return to investors each quarter~~a quarterly hurdle rate, expressed as a ~~quarterly~~ rate of return on Adjusted Capital (as defined below) at the beginning of the most recently completed calendar quarter, of 1.625% (6.5% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses payable under this Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the ~~incentive fee~~Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the ~~Fund’s~~ Common Shares (including proceeds from the Fund’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Fund’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the ~~preferred return rate of 1.625% or 6.5% annualized (the “Preferred Return”) on Adjusted Capital~~Hurdle Rate;

(B) 100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the ~~preferred return~~Hurdle Rate but is less than or equal to 2.031% in any calendar quarter (8.125%

annualized) shall be payable to the Adviser. This portion of the Fund’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of ~~20~~20.0% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 2.031% (8.125% annualized) in any calendar quarter; and

(C) For any quarter in which the Fund’s Pre-Incentive Fee Net Investment Income exceeds 2.031% (8.125% annualized), the Subordinated Incentive Fee on Income shall equal ~~20~~20.0% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, as the ~~Preferred Return~~Hurdle Rate and catch-up will have been achieved.

(ii) The second part of the ~~incentive fee~~Incentive Fee, referred to as the “Incentive Fee on Capital Gains ~~During Operations~~,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio ~~during operations prior to the liquidation of the Fund and shall be determined~~ and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee shall equal 20.0% of the Fund’s incentive fee capital gains, which shall equal the Fund’s realized capital gains on a cumulative basis from inception, calculated as of the end of ~~each calendar year~~the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

~~(iii) The third part of the incentive fee, referred to as the “Subordinated Liquidation Incentive Fee,” shall equal 20.0% of the net proceeds from the liquidation of the Fund remaining after investors have received distributions of net proceeds from liquidation of the Fund equal to Adjusted Capital as calculated immediately prior to liquidation.~~

4.	Covenants of the Adviser.

(a) Adviser Status. The Adviser ~~covenants that it will register~~is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

The following provisions in this Section 4 shall apply for only so long as the Common Shares ~~of the Fund~~ are not listed on a national securities exchange.

(b) Reports to Shareholders. The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report):

(i) Quarterly Reports. Within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended.

(ii) Annual Report. Within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report containing:

(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting ~~principals~~principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B) A report of the activities of the Fund during the period covered by the report;

(C) Where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and

(D) A report setting forth distributions by the Fund for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of ~~Fund~~the Fund’s assets.

(iii) Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to shareholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:

(A) A review of the time records of individual employees, the costs of whose services were reimbursed; and

(B) A review of the specific nature of the work performed by each such employee.

(iv) Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c) Reports to Administrators. The Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.

(d) Reserves. In performing its duties hereunder, the Adviser shall cause the Fund to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Fund to retain a reasonable percentage of proceeds from offerings and revenues.

(e) Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board ~~of Trustees~~, distribute pro rata to the shareholders any funds received by the Fund which the Adviser deems unnecessary to retain in the Fund.

(f) Temporary Investments. The ~~Investment~~ Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the ~~Investment~~ Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The ~~Investment~~ Adviser shall cause any proceeds of the offering of ~~Fund~~the Fund’s securities not committed for investment within the later of two (2) years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of Front End Fees (as defined below).

5.	Brokerage Commissions, Limitations on Front End Fees~~; Period of Offering; Assessments~~.

(a) Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

The following provisions in this Section 5 shall apply for only so long as the Common Shares ~~of the Fund~~ are not listed on a national securities exchange.

(b) Limitations. Notwithstanding anything herein to the contrary:

(i) All fees and expenses paid by any party for any services rendered to organize the Fund and to acquire assets for the Fund (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred ~~organizational and offering expenses~~Organization and Offering Costs, including any interest thereon, if any, will be included within this 15% limitation.

(ii) The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Fund. The remaining proceeds may be used to pay Front End Fees.

6.	Other Activities of the Adviser.

The services ~~of~~provided by the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, shareholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

7.	Responsibility of Dual ~~Trustees~~Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification; Limitation of Liability.

(a) Indemnification. The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees~~,~~ and controlling persons and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) shall not be liable to the Fund for any action taken or omitted to be taken by ~~the Adviser or~~any such ~~other person~~Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect the ~~Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser,~~Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) ~~(collectively, the “Indemnified Parties”)~~ and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, to the extent such ~~damages, liabilities, costs and expenses~~Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Delaware or other applicable law, the Declaration of Trust or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time.

The following provisions in this Section 8 shall apply for only so long as the Common Shares ~~of the Fund~~ are not listed on a national securities exchange.

(b) Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of the Indemnified Parties for any ~~liability or loss~~Loss suffered by the Indemnified Parties, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any ~~loss or liability~~Loss suffered by the Fund, unless all of the following conditions are met:

(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the ~~loss or liability~~Loss was in the best interests of the Fund;

(ii) the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii) such ~~liability or loss~~Loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from shareholders.

Furthermore, the Indemnified Party shall not be indemnified for any ~~losses, liabilities or expenses~~Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Fund were offered or sold as to indemnification for violations of securities laws.

(c) Advancement of Funds. The Fund shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(ii) the Indemnified Party provides the Fund with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Fund has been met;

(iii) the legal proceeding was initiated by a third party who is not a shareholder of the Fund or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.

9.	~~Effectiveness,~~ Duration and Termination of Agreement.

(a) Term ~~and Effectiveness. This Agreement shall become effective as of the date that the Fund meets the minimum offering requirement, as such term is defined in the prospectus contained in the Fund’s registration statement on Form N-2 as declared effective by the SEC~~. This Agreement shall remain in effect for two (2) years ~~from~~commencing on the date ~~the Fund meets such minimum offering requirement~~hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board~~,~~ or ~~by~~ the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Trustees”), in accordance with the requirements of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, ~~(a) by the Fund~~ upon sixty (60) days’ written notice ~~to the Adviser~~, (i) by the Fund (x) upon the vote of a majority of the outstanding voting securities of the Fund~~,~~ or (~~ii~~y) ~~by~~upon the vote of the Fund’s ~~independent trustees,~~Independent Trustees or (~~b~~ii) by the Adviser ~~upon 120 days’ written notice to the Fund~~. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Fund within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii) The ~~Investment~~ Adviser shall promptly upon termination:

(A) ~~Deliver~~deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) ~~Deliver~~deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

(C) ~~Cooperate~~cooperate with the Fund to provide an orderly management transition.

The following provisions in this Section 9 shall apply for only so long as the Common Shares ~~of the Fund~~ are not listed on a national securities exchange.

(d) Other Matters. Without the approval of holders of a majority of the Common Shares entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the shareholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; or (v) cause the merger or other reorganization of the Fund. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.

10.	Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the Common Shares ~~of the Fund~~ are not listed on a national securities exchange.

(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

(b) Rebates, Kickbacks and Reciprocal Arrangements.

~~(i)~~ The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

~~(ii)~~ The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the ~~Fund’s~~ Common Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the ~~Fund’s~~ Common Shares.

(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other entity. Nothing in this Subsection 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Fund’s funds are protected from the claims of other programs and creditors of such programs.

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.	Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Declaration of Trust.

13.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Fund is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14.	Severability.

If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS ENERGY AND POWER FUND

By:
Name:
Title:

~~FS ENERGY AND POWER FUND~~

~~By:~~
~~Name: Gerald F. Stahlecker~~
~~Title: Executive Vice President~~

~~FS INVESTMENT ADVISOR, LLC~~

~~By:~~
~~Name: Gerald F. Stahlecker~~
~~Title: Executive Vice President~~

FS/EIG ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory and Administrative Services Agreement]

Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

~~Preferred return~~Hurdle Rate(1) = 1.625%

Base Management Fee(2) = ~~0.5~~0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = ~~0.55~~0.6125%

Pre-Incentive Fee Net Investment Income does not exceed the ~~preferred return rate~~Hurdle Rate, therefore there is no Subordinated Incentive Fee on Income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = ~~2.525~~2.5%

~~Preferred return~~Hurdle Rate(1) = 1.625%

Base Management Fee(2) = ~~0.5~~0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income — (Base Management Fee + other expenses)) = ~~1.825~~1.8625%

Subordinated Incentive Fee on Income = 100% ~~×~~x Pre-Incentive Fee Net Investment Income (subject to

“catch-up”)(4)

= 100% x (1.8625% — 1.625%)

= 0.2375%

~~= 100% x (1.825% – 1.625%)~~
~~= 0.2%~~

Pre-Incentive Fee Net Investment Income exceeds the ~~preferred return rate~~Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is ~~0.2~~0.2375%.

A-1

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

~~Preferred return~~Hurdle Rate(1) = 1.625%

Base Management Fee(2) = ~~0.5~~0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income ~~-~~— (Base Management Fee + other expenses)) = ~~2.8~~2.8625%

Catch up = 100% ~~×~~x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Subordinated Incentive Fee on Income = 100% ~~×~~x “catch-up” + (20.0% ~~×~~x (Pre-Incentive Fee Net Investment Income ~~-~~— 2.031%))

~~Catch up~~	~~= 2.031% – 1.625%~~
~~= 0.406%~~

Catch up  = 2.031% — 1.625%

    = 0.406%

Subordinated Incentive Fee on Income = (100% ~~×~~x 0.406%) + (20.0% ~~× (2.8% –~~x (2.8625% — 2.031%))

    = 0.406% + (20.0% x 0.8315%)

    = 0.406% + 0.1663%

    = 0.5723%

~~= 0.406% + (20% × 0.769%)~~
~~= 0.406% + 0.1538%~~
~~= 0.56%~~

Pre-Incentive Fee Net Investment Income exceeds the ~~preferred return~~Hurdle Rate and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is ~~0.56~~0.5723%.

(1)	Represents 6.5% annualized ~~preferred return~~Hurdle Rate.
(2)	Represents ~~2.0~~1.75% annualized Base Management Fee on average weekly gross assets. Examples assume assets are equal to Adjusted Capital.
(3)	Excludes ~~organizational and offering expenses~~Organization and Offering Costs.
(4)	The “catch-up” provision is intended to provide ~~FS Advisor~~the Adviser with an ~~incentive fee~~Incentive Fee of 20.0% on all Pre-Incentive Fee Net Investment Income when the ~~Fund’s~~Corporation’s net investment income exceeds 2.031% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains ~~During Operations~~*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

A-2

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains ~~During Operations~~ would be:

Year 1: None

Year 2: Incentive Fee on Capital Gains ~~During Operations~~ of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None ~~g~~g $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive Fee on Capital Gains ~~During Operations~~ of $200,000 ~~g~~g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (Incentive Fee on Capital Gains ~~During Operations~~ taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The ~~capital gains incentive fee~~Incentive Fee on Capital Gains, if any, would be:

Year 1: None

Year 2: $5 million Incentive Fee on Capital Gains ~~During Operations g~~g 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million Incentive Fee on Capital Gains ~~During Operations g~~g $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million Incentive Fee on Capital Gains ~~During Operations~~ received in Year 2

Year 4: None

Year 5: None ~~g~~g $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative Incentive Fee on Capital Gains ~~During Operations~~ paid in Year 2 and Year 3

A-3

~~Example 3: Subordinated Liquidation Incentive Fee~~

~~Scenario 1~~

~~Assumptions~~

~~Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)~~

~~Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.~~

~~Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.~~

~~Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.~~

~~Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.~~

~~The capital gains incentive fee, if any, would be:~~

~~Year 1: None~~

~~Year 2: $1 million Incentive Fee on Capital Gains During Operations g 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted Capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).~~

~~Year 3: None~~

~~Year 4: None~~

~~Year 5: No Subordinated Liquidation Incentive Fee due g Liquidation proceeds of $55 million are less than Adjusted Capital immediately prior to liquidation ($61 million).~~

~~Scenario 2~~

~~Assumptions~~

~~Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).~~

~~Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.~~

~~Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.~~

~~Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.~~

A-4

~~Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.~~

~~The capital gains incentive fee, if any, would be:~~

~~Year 1: None~~

~~Year 2: $1 million Incentive Fee on Capital Gains During Operations g 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred). Adjusted Capital now equals $61 million ($85 million gross proceeds less $24 million returned to shareholders from the sale of portfolio investments).~~

~~Year 3: None~~

~~Year 4: None~~

~~Year 5: $3.8 million Subordinated Liquidation Incentive Fee g 20.0% multiplied by liquidation proceeds ($80 million) in excess of Adjusted Capital immediately prior to liquidation ($61 million), or $19 million.~~

*	The returns shown are for illustrative purposes only. ~~There~~ No Incentive Fee is payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized ~~and actual~~. Actual returns may vary from those shown in the examples above.

A-5

Exhibit C

AMENDED AND RESTATED

INVESTMENT ADVISORY ~~AND~~

~~ADMINISTRATIVE SERVICES~~ AGREEMENT

BETWEEN

FS ENERGY AND POWER FUND

AND

FS/EIG ADVISOR, LLC

This Amended and Restated Investment Advisory ~~and Administrative Services~~ Agreement (this “Agreement”) is made this [●] day of [●], [●], by and between FS ENERGY AND POWER FUND, a Delaware statutory trust (the “Fund”), and FS/EIG ADVISOR, LLC, a Delaware limited liability company (the “Adviser”). This Agreement amends and restates in its entirety that certain Investment Advisory and Administrative Services Agreement, dated [●], by and between the Fund and the Adviser (the “Investment Advisory and Administrative Services Agreement”).

WHEREAS, the Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); ~~and~~

WHEREAS, the Adviser is ~~a newly organized~~an investment adviser that ~~intends to register~~has registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); ~~and~~

WHEREAS, pursuant to the Investment Advisory and Administrative Services Agreement, the Fund ~~desires to retain~~retained the Adviser to furnish investment advisory services (the “Investment Advisory Services”) to the Fund and to provide for the administrative services (the “Administrative Services”) necessary for the operation of the Fund on the terms and conditions set forth therein;

WHEREAS, the Fund and the Adviser desire to amend and restate in its entirety the Investment Advisory and Administrative Services Agreement to unbundle the Investment Advisory Services and the Administrative Services;

WHEREAS, the Fund desires to continue to retain the Adviser to furnish the Investment Advisory Services to the Fund on the terms and conditions hereinafter set forth, and the Adviser wishes to continue to be retained to provide such services~~.~~; and

WHEREAS, simultaneously with the execution of this Agreement, the Fund and the Adviser (in such capacity, the “Administrator”) have entered into that certain Administration Agreement (the “Administration Agreement”) whereby the Administrator will provide for the Administrative Services on the terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of Adviser. The Fund hereby ~~appoints~~employs the Adviser to act as ~~an~~the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of trustees of the Fund (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Fund’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii) all other applicable federal and state laws, rules and regulations, and the Fund’s ~~third~~[●] amended and restated declaration of trust (as may be amended from time to time, the “Declaration of Trust”) and the Fund’s amended and restated bylaws (as may be amended from time to time, the “Bylaws”); and

(iii) such investment policies, directives and regulatory restrictions as the Fund may from time to time establish or issue and communicate to the Adviser in writing.

(b) Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Fund’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii) execute, monitor and service the Fund’s investments;

(iv) place orders with respect to, and arrange for, any investment by the Fund;

(v) determine the securities and other assets that the Fund shall purchase, retain, or sell;

(vi) perform due diligence on prospective portfolio companies; and

(vii) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably request or require for the investment of its funds.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority to act on behalf of the Fund to effectuate investment decisions for the Fund, including the negotiation, execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to acquire debt financing (or to refinance existing debt financing), the Adviser shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Fund also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

~~(d) Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Declaration of Trust and Bylaws and applicable federal and state law, the Adviser shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Fund.~~

(~~e~~d) Acceptance of ~~Appointment~~Employment. The Adviser hereby accepts such ~~appointment~~employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(~~f~~e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Fund. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Fund’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Adviser and the Fund, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Fund shall be responsible for any compensation payable to any Sub-Adviser.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board and Fund shareholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(~~g~~f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(~~h~~g) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and shall surrender promptly to the Fund any such records upon the Fund’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records.

~~The following provisions in this Section 1 shall apply for only so long as the common shares of beneficial interest of the Fund (the “Common Shares”) are not listed on a national securities exchange.~~

~~(i) Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, the Fund’s then effective Registration Statement on Form N-2 (as amended from time to time, the “Registration Statement”) and applicable federal and state law.~~

~~(j) Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Fund. The Adviser shall not, by entry into an agreement with any shareholder of the Fund or otherwise, contract away the fiduciary obligation owed to the Fund and the Fund’s shareholders under common law.~~

2.	The Fund’s Responsibilities and Expenses Payable by the Fund and the Adviser.

~~(a) Adviser Personnel.~~ All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Fund.

~~(b) Costs. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(c) below, the Fund, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Fund for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the Common Shares, are hereinafter referred to as “Organization and Offering Costs”); corporate and organizational expenses relating to offerings of Common~~

~~Shares, subject to limitations included in this Agreement; the cost of calculating the Fund’s net asset value, including the cost of any third-party pricing or valuation services; the cost of effecting sales and repurchases of the Common Shares and other securities; investment advisory fees; fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; interest payments on the Fund’s debt or related obligations; transfer agent and custodial fees; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); fees and expenses associated with marketing efforts; federal and state registration or notification fees; annual fees of the Delaware trustee; federal, state and local taxes; fees and expenses of the Independent Trustees (as defined below); costs of proxy statements, shareholders’ reports, notices and other filings; fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; costs associated with the Fund’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; all costs of registration and listing the Common Shares or other securities of the Fund on any securities exchange; brokerage commissions for the Fund’s investments; all other expenses incurred by the Adviser, any Sub-Adviser or the Fund in connection with administering the Fund’s business, including expenses incurred by the Adviser or any Sub-Adviser in performing administrative services for the Fund and administrative personnel paid by the Adviser or any Sub-Adviser, to the extent they are not controlling persons of the Adviser, any Sub-Adviser or any of their respective affiliates; and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Declaration of Trust or the Bylaws.~~

~~Notwithstanding the foregoing, the Fund shall not be liable for Organization and Offering Costs to the extent that Organization and Offering Costs, together with all prior Organization and Offering Costs, exceed 1.5% of the aggregate gross proceeds from the offering of the Fund’s securities.~~

~~The following provisions in this Section 2(c) shall apply for only so long as the Common Shares are not listed on a national securities exchange.~~

~~(c) Limitations on Reimbursement of Expenses.~~

~~(i) In addition to the compensation paid to the Adviser pursuant to Section 3, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Fund would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Fund on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:~~

~~(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and~~

~~(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).~~

~~(d) Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Fund and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Fund and the calculation of the reimbursement and shall deliver such statement to the Fund prior to full reimbursement.~~

3.	Compensation of the Adviser.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. ~~See Appendix A for examples of how these fees are calculated.~~

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 1.75% of the Fund’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Fund’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine. The Base Management Fee for any partial month or quarter shall be appropriately pro-rated.

(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate, expressed as a rate of return on ~~Adjusted Capital~~the Hurdle Amount (as defined below) ~~at the beginning of the most recently completed calendar quarter, of 1.625% (6.5~~of 1.75% (7.00% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses payable under ~~this~~the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, the “~~Adjusted Capital~~Hurdle Amount” shall mean ~~cumulative gross proceeds generated from sales of the Common Shares (including proceeds from the Fund’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Fund’s investments paid to shareholders and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.~~the greater of (A) the value of the Fund’s net assets at the end of the most recently completed calendar quarter and (B) $9.00 multiplied by the number of common shares of beneficial interest of the Fund (the “Common Shares”) outstanding at the end of the most recently completed calendar quarter.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B) 100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to ~~2.031~~2.1875% in any calendar quarter (~~8.125~~8.75% annualized) shall be payable to the Adviser. This portion of the Fund’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches ~~2.031~~2.1875% (~~8.125~~8.75% annualized) in any calendar quarter; and

(C) For any quarter in which the Fund’s Pre-Incentive Fee Net Investment Income exceeds ~~2.031~~2.1875% (~~8.125~~8.75% annualized), the Subordinated Incentive Fee on Income shall equal 20.0% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved~~.~~;

provided that, no Subordinated Incentive Fee on Income in respect of this Section 3(b)(i) will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the Lookback Period exceeds the cumulative Incentive Fees accrued and/or paid pursuant to Section 3(b) for the Lookback Period. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is an amount, if positive, equal to the sum of Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation of the Fund for the calendar quarter for which such fees are being calculated and the Lookback Period.

For purposes of this Agreement, the “Lookback Period” shall mean each calendar quarter completed after the date of this Agreement, and, after [●]1, for the twelve preceding calendar quarters.

(ii) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee shall equal 20.0% of the Fund’s incentive fee capital gains, which shall equal the Fund’s realized capital gains on a cumulative basis from ~~inception~~the date of this Agreement, calculated as of the end of the applicable period, computed net of all realized capital losses from the date of this Agreement and unrealized capital depreciation on a cumulative basis from the commencement of the Fund’s investment operations, less the aggregate amount of any previously paid capital gain incentive fees from the date of this Agreement.

4.	Covenants of the Adviser.

(a) Adviser Status. The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

~~The following provisions in this Section 4 shall apply for only so long as the Common Shares are not listed on a national securities exchange.~~

~~(b) Reports to Shareholders. The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report):~~

~~(i) Quarterly Reports. Within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended.~~

~~(ii) Annual Report. Within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report containing:~~

~~(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;~~

[1]	Note to Draft: this date will be three years from the date of this Agreement.

~~(B) A report of the activities of the Fund during the period covered by the report;~~

~~(C) Where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and~~

~~(D) A report setting forth distributions by the Fund for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of the Fund’s assets.~~

~~(iii) Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to shareholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:~~

~~(A) A review of the time records of individual employees, the costs of whose services were reimbursed; and~~

~~(B) A review of the specific nature of the work performed by each such employee.~~

~~(iv) Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.~~

~~(c) Reports to Administrators. The Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.~~

~~(d) Reserves. In performing its duties hereunder, the Adviser shall cause the Fund to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Fund to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(e) Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the shareholders any funds received by the Fund which the Adviser deems unnecessary to retain in the Fund.~~

~~(f) Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of the Fund’s securities not committed for investment within the later of two (2) years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of Front End Fees (as defined below).~~

5.	Brokerage Commissions, Limitations on Front End Fees.

(a) Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

~~The following provisions in this Section 5 shall apply for only so long as the Common Shares are not listed on a national securities exchange.~~

~~(b) Limitations. Notwithstanding anything herein to the contrary:~~

~~(i) All fees and expenses paid by any party for any services rendered to organize the Fund and to acquire assets for the Fund (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred Organization and Offering Costs, including any interest thereon, if any, will be included within this 15% limitation.~~

~~(ii) The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Fund. The remaining proceeds may be used to pay Front End Fees.~~

6.	Other Activities of the Adviser.

The services provided by the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, shareholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification~~; Limitation of Liability~~.

(a) Indemnification. The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees and controlling persons and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) shall not be liable to the Fund for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Delaware or other applicable law~~,~~ or the Declaration of Trust ~~or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time.~~. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its shareholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

~~The following provisions in this Section 8 shall apply for only so long as the Common Shares are not listed on a national securities exchange.~~

~~(b) Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of the Indemnified Parties for any Loss suffered by the Indemnified Parties, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any Loss suffered by the Fund, unless all of the following conditions are met:~~

~~(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the Loss was in the best interests of the Fund;~~

~~(ii) the Indemnified Party was acting on behalf of or performing services for the Fund;~~

~~(iii) such Loss was not the result of negligence or misconduct by the Indemnified Party; and~~

~~(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from shareholders.~~

~~Furthermore, the Indemnified Party shall not be indemnified for any Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:~~

~~(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations;~~

~~(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or~~

~~(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Fund were offered or sold as to indemnification for violations of securities laws.~~

~~(c) Advancement of Funds. The Fund shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:~~

~~(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;~~

~~(ii) the Indemnified Party provides the Fund with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Fund has been met;~~

~~(iii) the legal proceeding was initiated by a third party who is not a shareholder of the Fund or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and~~

~~(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.~~

9.	Duration and Termination of Agreement.

(a) Term. This Agreement shall remain in effect for ~~two (2) years commencing on the date hereof~~until [●]2, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (“Independent Trustees”), in accordance with the requirements of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice, (~~i~~a) by the ~~Fund (x) upon the~~ vote of a majority of the outstanding voting securities of the ~~Fund or~~Company, (~~y~~b) ~~upon~~by the vote of the ~~Fund’s Independent Trustees~~Board or (~~ii~~c) by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(c) ~~Payments to and~~ Duties of Adviser Upon Termination.

~~(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Fund within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.~~

(~~ii~~i) The Adviser shall promptly upon termination:

(A) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

[2]	Note to Draft: This date will be the two year anniversary of the effective date of the joint venture investment advisory and administrative services agreement unless this form of agreement is re-approved by the board of trustees of the Fund (including a majority of the independent trustees) in the interim.

(B) deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

(C) cooperate with the Fund to provide an orderly management transition.

~~The following provisions in this Section 9 shall apply for only so long as the Common Shares are not listed on a national securities exchange.~~

~~(d) Other Matters. Without the approval of holders of a majority of the Common Shares entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the shareholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; or (v) cause the merger or other reorganization of the Fund. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.~~

~~10.~~	~~Conflicts of Interests and Prohibited Activities.~~

~~The following provisions in this Section 10 shall apply for only so long as the Common Shares are not listed on a national securities exchange.~~

~~(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.~~

~~(b) Rebates, Kickbacks and Reciprocal Arrangements.~~

~~The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.~~

~~The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Common Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Common Shares.~~

~~(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other entity. Nothing in this Subsection 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Fund’s funds are protected from the claims of other programs and creditors of such programs.~~

~~11~~10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

~~12~~11.	Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, ~~subject to the provisions~~provided that the consent of the Fund is required to be obtained in conformity with the requirements of the Investment Company Act ~~and the Declaration of Trust~~.

~~13~~12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Fund is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

~~14~~13.	Severability.

If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS ENERGY AND POWER FUND

By:
Name:
Title:

FS/EIG ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory ~~and Administrative Services~~ Agreement]

~~Appendix A~~

~~NOTE: All percentages herein refer to Adjusted Capital.~~

~~Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*~~

~~Scenario 1~~

~~Assumptions~~

~~Investment income (including interest, dividends, fees, etc.) = 1.25%~~

~~Hurdle Rate(1) = 1.625%~~

~~Base Management Fee(2) = 0.4375%~~

~~Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%~~

~~Pre-Incentive Fee Net Investment Income~~

~~(investment income — (Base Management Fee + other expenses)) = 0.6125%~~

~~Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Subordinated Incentive Fee on Income payable.~~

~~Scenario 2~~

~~Assumptions~~

~~Investment income (including interest, dividends, fees, etc.) = 2.5%~~

~~Hurdle Rate(1) = 1.625%~~

~~Base Management Fee(2) = 0.4375%~~

~~Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%~~

~~Pre-Incentive Fee Net Investment Income~~

~~(investment income — (Base Management Fee + other expenses)) = 1.8625%~~

~~Subordinated Incentive Fee on Income = 100% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)~~

~~= 100% x (1.8625% — 1.625%)~~

~~= 0.2375%~~

~~Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.2375%.~~

~~Scenario 3~~

~~Assumptions~~

~~Investment income (including interest, dividends, fees, etc.) = 3.5%~~

~~Hurdle Rate(1) = 1.625%~~

~~Base Management Fee(2) = 0.4375%~~

~~Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%~~

~~Pre-Incentive Fee Net Investment Income~~

~~(investment income — (Base Management Fee + other expenses)) = 2.8625%~~

~~Catch up = 100% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)~~

~~Subordinated Incentive Fee on Income = 100% x “catch-up” + (20.0% x (Pre-Incentive Fee Net Investment Income — 2.031%))~~

A-1

~~Catch up = 2.031% — 1.625%~~

~~= 0.406%~~

~~Subordinated Incentive Fee on Income = (100% x 0.406%) + (20.0% x (2.8625% x 2.031%))~~

~~= 0.406% + (20.0% x 0.8315%)~~

~~= 0.406% + 0.1663%~~

~~= 0.5723%~~

~~Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.5723%.~~

~~(1)~~	~~Represents 6.5% annualized Hurdle Rate.~~
~~(2)~~	~~Represents 1.75% annualized Base Management Fee on average weekly gross assets. Examples assume assets are equal to Adjusted Capital.~~
~~(3)~~	~~Excludes Organization and Offering Costs.~~
~~(4)~~	~~The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 20.0% on all Pre-Incentive Fee Net Investment Income when the Corporation’s net investment income exceeds 2.031% in any calendar quarter.~~

~~Example 2: Incentive Fee on Capital Gains*~~

~~Scenario 1:~~

~~Assumptions~~

~~Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)~~

~~Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million~~

~~Year 3: FMV of Investment B determined to be $25 million~~

~~Year 4: Investment B sold for $31 million~~

~~The Incentive Fee on Capital Gains would be:~~

~~Year 1: None~~

~~Year 2: Incentive Fee on Capital Gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)~~

~~Year 3: None g $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)~~

~~Year 4: Incentive Fee on Capital Gains of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (Incentive Fee on Capital Gains taken in Year 2)~~

~~Scenario 2~~

~~Assumptions~~

~~Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)~~

A-2

~~Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million~~

~~Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million~~

~~Year 4: FMV of Investment B determined to be $35 million~~

~~Year 5: Investment B sold for $20 million~~

~~The Incentive Fee on Capital Gains, if any, would be:~~

~~Year 1: None~~

~~Year 2: $5 million Incentive Fee on Capital Gains g 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)~~

~~Year 3: $1.4 million Incentive Fee on Capital Gains g $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million Incentive Fee on Capital Gains received in Year 2~~

~~Year 4: None~~

~~Year 5: None g $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative Incentive Fee on Capital Gains paid in Year 2 and Year 3~~

~~*~~	~~The returns shown are for illustrative purposes only. No Incentive Fee is payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.~~

A-3

FS ENERGY AND POWER FUND 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112

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GENERAL QUESTIONS

833-VOTE-FSI

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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FS ENERGY AND POWER FUND

The Board of Trustees recommends you vote FOR the following proposals:			For	Against	Abstain

1.     To amend and restate the Company’s declaration of trust to reflect an amendment described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding common shares on a national securities exchange, to remove references to the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc.

			☐	☐	☐

2.     To amend and restate the Company’s declaration of trust to reflect additional amendments described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding common shares on a national securities exchange, to, among other things, (a) increase the vote required to effect changes to certain declaration of trust provisions to 80% of all the votes entitled to be cast on the matter, and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to amend provisions of the declaration of trust relating to the composition of the board of trustees and the election of its members.

			☐	☐	☐

3.     To approve a new investment advisory and administrative services agreement by and between the Company and FS/EIG Advisor, LLC (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company, which, subject to shareholder approval and a public listing of the Company’s outstanding common shares on a national securities exchange, will be replaced by an amended and restated investment advisory agreement described in Proposal 4.

			☐	☐	☐

4.     To approve an amended and restated investment advisory agreement by and between the Company and FS/EIG Advisor, LLC (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company, which will become effective upon a future listing of the Company’s outstanding common shares on a national securities exchange.

			☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

FS ENERGY AND POWER FUND

Special Meeting of Shareholders

March 26, 2018

This proxy is solicited by the Board of Trustees

The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Special Meeting of Shareholders of FS Energy and Power Fund, a Delaware statutory trust (the “Company”), to be held at 2:00 p.m., Eastern Time, on Monday, March 26, 2018, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Special Meeting”), and vote as designated on the reverse side of this proxy card all of the common shares of beneficial interest, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned as of any applicable record date. The proxy statement and the accompanying materials are being mailed on or about January 25, 2018 to shareholders of record as of January 18, 2018 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon.

If no instructions are marked, the Shares will be voted FOR each of the two proposals to reflect in the Company’s amended and restated declaration of trust certain amendments that will become effective upon a future listing of the Company’s common shares on a national securities exchange, FOR the proposal to approve a new investment advisory and administrative services agreement by and between the Company and FS/EIG Advisor, LLC and FOR the proposal to approve an amended and restated investment advisory agreement by and between the Company and FS/EIG Advisor, LLC which will become effective upon a future listing of the Shares on a national securities exchange. At the present time, the board of trustees of the Company knows of no other business to be presented at the Special Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any shareholder who executes a proxy may revoke it with respect to a proposal by attending the Special Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

Continued and to be signed on reverse side